UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22431

RiverPark Funds Trust

(Exact name of registrant as specified in charter)

________

156 West 56th Street, 17th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Morty Schaja

156 West 56th Street, 17th Floor

New York, NY 10019

(Name and address of agent for service)

With a copy to:

Thomas R. Westle

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Registrant’s telephone number, including area code: 212-484-2100

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report September 30, 2023

RiverPark Large Growth Fund

Retail Class Shares and Institutional Class Shares

Wedgewood Fund

Retail Class Shares and Institutional Class Shares

RiverPark Short Term High Yield Fund

Retail Class Shares and Institutional Class Shares

RiverPark Long/Short Opportunity Fund

Retail Class Shares and Institutional Class Shares

RiverPark/Next Century Growth Fund

Retail Class Shares and Institutional Class Shares

RiverPark Floating Rate CMBS Fund

Retail Class Shares and Institutional Class Shares

Investment Adviser: RiverPark Advisors, LLC

Table of Contents

Management’s Discussion of Fund Performance and Analysis
RiverPark Large Growth Fund	1
Wedgewood Fund	3
RiverPark Short Term High Yield Fund	5
RiverPark Long/Short Opportunity Fund	8
RiverPark Floating Rate CMBS Fund	12
Schedules of Investments
RiverPark Large Growth Fund	14
Wedgewood Fund	15
RiverPark Short Term High Yield Fund	16
RiverPark Long/Short Opportunity Fund	19
RiverPark/Next Century Growth Fund	22
RiverPark Floating Rate CMBS Fund	23
Statements of Assets and Liabilities	25
Statements of Operations	27
Statements of Changes in Net Assets	29
Financial Highlights	32
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	58
Trustees and Officers of the Trust	59
Disclosure of Fund Expenses	61
Approval of the Investment Advisory and Investment Sub-Advisory Agreements	63
Review of Liquidity Risk Management Program	70
Notice to Shareholders	71

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission’s website at http://www.sec.gov.

Management’s Discussion of Fund Performance and Analysis

RiverPark Large Growth Fund (Unaudited)

For the fiscal year ended September 30, 2023, the RiverPark Large Growth Fund (the “Fund”) gained 29.64% and 29.29% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Total Return Index gained 27.72% and the S&P 500 Total Return Index gained 21.62%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 2.41% for the December quarter, 16.59% for the March quarter, 13.23% for the June quarter, and lost 4.11% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sector during the period was Information Technology and Communication Services. The Fund’s worst performing sectors were Real Estate and Consumer Staples. The Fund’s best performing individual positions were Meta Platforms, NVIDIA Corp, Shopify Inc, Uber Technologies, and Netflix Inc. The Fund’s worst performers were Twilio Inc, Charlies Schwab Corp, PayPal Holdings Inc, RingCentral Inc, and Adyen ADR.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a “value orientation toward growth.” RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Large Growth Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR
and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	29.64%	-4.35%	4.71%	8.58%	10.70%
Retail Class Shares	29.29%	-4.62%	4.42%	8.30%	10.41%
Russell 1000 Growth Index TR	27.72%	7.97%	12.42%	14.48%	15.03%
S&P 500 Index TR	21.62%	10.15%	9.92%	11.91%	12.89%
Morningstar Large Growth Category	23.14%	4.18%	8.58%	11.22%	12.07%

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
9/30/22
9/30/23
$38,667
$30,821
$28,953
$22,187
RiverPark Large Growth Fund, Retail Class Shares
Russell 1000 Growth TR Index
S&P 500 TR Index
Morningstar Large Growth Category

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 31, 2016, the Fund fully recaptured previously waived investment advisory fees. In October 2022 the fund began waiving fees again. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

Wedgewood Fund (Unaudited)

For the fiscal year ended September 30, 2023, the Wedgewood Fund (the “Fund”) gained 21.73% and 21.33% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Total Return Index gained 27.72% and the S&P 500 Total Return Index gained 21.62%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 5.15% for the December quarter, 9.78% for the March quarter, 8.17% for the June quarter, and lost 2.52% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sector during the period was Information Technology and Communication Services. The Fund’s worst performing sectors were Financials and Health Care. The Fund’s best performers were Meta Platforms Inc, Copart Inc, Booking Holdings Inc, Alphabet Inc Cl A, and Old Dominion Freight Line. The Fund’s worst performers were First Republic Bank, PayPal Holdings Inc, Edwards Lifesciences Corp, O’Reilly Automotive Inc, and UnitedHealth Care Group Inc.

The Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%. Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the Wedgewood Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	21.73%	8.45%	10.90%	10.35%	11.99%
Retail Class Shares	21.33%	8.18%	10.60%	10.13%	11.75%
Russell 1000 Growth Index TR	27.72%	7.97%	12.42%	14.48%	15.03%
S&P 500 Index TR	21.62%	10.15%	9.92%	11.91%	12.89%
Morningstar Large Growth Category	23.14%	4.18%	8.58%	11.22%	12.07%

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective June 30, 2013, the Fund fully recaptured previously waived investment advisory fees. In June 2022 the fund began waiving fees again. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Short Term High Yield Fund (Unaudited)

For the fiscal year ended September 30, 2023, the RiverPark Short Term High Yield Fund (the “Fund”) gained 5.78% and 5.54% on its Institutional Class Shares and Retail Class Shares, respectively, while the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 3.93%, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Index gained 3.68% and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials gained 9.63%.

Investment results for the fiscal year were fairly uniform across quarters. The Institutional Class Shares gained 1.75% for the December quarter, 1.23% for the March quarter, 1.11% for the June quarter and 1.57% in the September quarter.

The Fund realized positive contributions from all five of its investment categories. The Fund realized a contribution to its performance of 3.72% in the Short-Term Maturities Category, 1.18% in Event-Driven, 1.07% in Redeemed Debt, 0.21% in Cushion Bonds and 0.08% in Strategic Recap.

The Fund continues to strive for an attractive yield while maintaining a weighted average expected effective maturity of less than one year. As of September 30, 2023, 59% of the Fund’s invested portfolio is expected to mature or be repaid within 90 days, while 92% of the Fund’s invested portfolio is expected to mature or be repaid within 12 months. As of the same date, approximately 45% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company’s ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick’s opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company’s ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick’s view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Master Index tracking the performance of U.S. dollar denominated investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a remaining term to maturity of less than 3 years.

The ICE BofA Merrill Lynch 1-Year U.S. Treasuries Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the ICE BofA Merrill Lynch US High Yield Master II Index and the ICE BofA Merrill Lynch U.S. High Yield 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Short Term High Yield Fund,
Retail Class Shares, versus the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, the ICE BofA Merrill Lynch
1-Year U.S. Treasury Index and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	5.78%	3.25%	2.76%	2.75%	3.03%
Retail Class Shares	5.54%	3.00%	2.51%	2.47%	2.75%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index	3.93%	-0.31%	1.71%	1.65%	1.85%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index	3.68%	0.60%	1.46%	1.00%	0.86%
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials	9.63%	5.14%	3.70%	4.50%	4.95%

$16,000
$14,000
$12,000
$10,000
$8,000
$15,528
$12,765
$11,774
$11,047
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
9/30/22
9/30/23
RiverPark Short Term High Yield Fund, Retail Class Shares
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective September 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund (Unaudited)

For the fiscal year ended September 30, 2023, the RiverPark Long/Short Opportunity Fund (the “Fund”) gained 25.30% and 25.24% on its Institutional Class Shares and Retail Class Shares respectively, while the S&P 500 Total Return Index gained 21.62% and the Morningstar Long/Short Equity Category gained 8.98%. The average gross and net month-end exposures of the Fund for the fiscal year were 127% and 73% (long 100%, short 27%), respectively.

The Fund’s long positions contributed approximately 33% for the fiscal year, as compared to the performance of the S&P 500 Total Return Index, which gained 21.62%. The Fund’s short positions detracted approximately 6% for the fiscal year.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 0.83% for the December quarter, 15.12% for the March quarter, 10.59% for the June quarter, and lost 2.39% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sector during the period was Information Technology and Communication Services. The Fund’s worst performing sectors were Materials and Consumer Staples. The Fund’s best performing individual positions were Meta Platforms Inc, NVIDIA Corp, Shopify Inc, Uber Technologies Inc, and Booking Holdings Inc. The Fund’s worst performers were iShares MSCI Eurozone ETF, SPDR S&P Homebuilders ETF, Twilio Inc, Charles Schwab Corp, and Industrial Select Sector SPDR.

Derivatives, which were used for the Fund’s short positions and to leverage the long positions, detracted approximately 2.68% from the Fund’s performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund’s investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund

Supplemental Disclosure (Unaudited):

The following represents a reconciliation of accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock and total return swap transactions as of September 30, 2023. The total non-GAAP exposure is calculated by using the common stock plus the notional swap values divided by the net asset value of the Fund as of September 30, 2023.

Reconciliation of GAAP to Non-GAAP Long/Short Exposure by Underlier
September 30, 2023

Common Stock and Total Return Swaps:
	GAAP Exposure	Non-GAAP Exposure
Charles Schwab
Common Stock	—	—
Total Return Swap	—	2.9%
	0.0%	2.9%
Mastercard, Cl A
Common Stock	2.4%	2.4%
Total Return Swap	—	1.0%
	2.4%	3.4%
Meta Platforms, Cl A
Common Stock	4.4%	4.4%
Total Return Swap	—	0.1%
	4.4%	4.5%
NVIDIA
Common Stock	0.3%	0.3%
Total Return Swap	—	2.0%
	0.3%	2.3%
RingCentral, Cl A
Common Stock	—	—
Total Return Swap	—	1.4%
	0.0%	1.4%

Securities Sold Short, Not Yet Purchased:
	GAAP Exposure	Non-GAAP Exposure
Common Stock	—	—
Total Return Swap	—	-28.6%

Total, Securities Sold Short, Not Yet Purchased	—	-28.6%

	GAAP Exposure	Non-GAAP Exposure
Workday, Cl A
Common Stock	0.5%	0.5%
Total Return Swap	—	1.5%
	0.5%	2.0%

Remaining Underliers Common Stock	77.5%	77.5%

Total Common Stock & Total Return Swaps	85.1%	94.0%

*	See pages 20-22 of the Schedule of Investments, which presents a complete listing of the securities held by the Fund as of September 30, 2023.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Long/Short Opportunity Fund,
Retail Class Shares, versus the S&P 500 Index TR and the Morningstar Long/Short Equity Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	25.30%	-13.87%	-1.00%	2.89%	4.67%
Retail Class Shares	25.24%	-14.05%	-1.21%	2.68%	4.50%
S&P 500 Index TR	21.62%	10.15%	9.92%	11.91%	12.70%
Morningstar Long/Short Equity Category	8.98%	4.87%	2.92%	3.45%	3.56%

*

Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Floating Rate CMBS Fund (Unaudited)

For the fiscal year ended September 30, 2023, the RiverPark Floating Rate CMBS Fund (the “Fund”) gained 10.24% and 9.89% on its Institutional Class Shares and Retail Class Shares respectively, while the Bloomberg Barclays U.S. Investment-Grade CMBS Index gained 1.01% and the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.64%.

The Fund strives for an attractive yield while maintaining a portfolio that is substantially comprised of floating rate CMBS investments with a weighted average maturity of less than five years. As of September 30, 2023, the weighted average coupon for the Fund was 7.77%, 100% of the Fund’s invested portfolio was in floating rate securities, and the weighted average effective maturity of the portfolio was 1.14 years.

Investment results for the fiscal year were relatively uniform across quarters. The Institutional Class Shares gained 2.16% for the December quarter, 1.71% for the March quarter, 3.72% for the June quarter, and 2.29% in the September quarter.

The RiverPark Floating Rate CMBS Fund emphasizes floating rate Single Asset / Single Borrower (SASB) loans that are structured as Commercial Mortgage Backed Securities (CMBS). The RiverPark Floating Rate CMBS Fund seeks to make investments in larger ($500+ million) securitizations of income producing commercial real estate loans secured by institutional quality assets with well-regarded sponsors. The Fund emphasizes investments that have conservative credit metrics. As of September 30, 2023, all of the Fund’s investments were paying monthly coupons.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg U.S. Investment-Grade CMBS Index measures the market of US Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mn. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed rate and hybrid ARM pass-throughs), asset-backed securities and commercial back securities (agency and nonagency).

Weighted Average Coupon is used to determine the gross interest rates of multiple mortgages that underline the CMBS. The Weighted Average Coupon represents the average interest rate of different pools of mortgages with varying interest rates. Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Floating Rate CMBS Fund,
Retail Class Shares, versus the Bloomberg U.S. Investment-Grade CMBS Index and Bloomberg U.S. Aggregate Bond Index

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	10.24%	2.81%	0.92%	2.39%	4.32%
Retail Class Shares	9.89%	2.45%	0.59%	2.17%	4.15%
Bloomberg U.S. Investment-Grade CMBS Index	1.01%	-3.66%	0.90%	1.65%	3.14%
Bloomberg U.S. Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%	1.79%

*

Fund commenced operations on September 30, 2016. The performance data quoted for period prior to September 30, 2016 is that of the Predecessor Fund. The Predecessor Fund commenced operations on May 31, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

Furthermore, on November 12, 2018 the Interval Fund reorganized as an open-end mutual fund with daily liquidity. The performance data for the Retail Class Shares for periods prior to November 12, 2018, but after September 30, 2016 is that of the Institutional Class Shares adjusted to reflect the higher expense ratio applicable to the Retail Class Shares.

For periods after September 30, 2016, the returns shown above are calculated assuming reinvestments of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

RiverPark Large Growth Fund September 30, 2023

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 95.8%**
Communication Services – 20.0%
Alphabet, Cl A *	7,808	$1,022
Alphabet, Cl C *	7,778	1,026
Meta Platforms, Cl A *	5,507	1,653
Netflix *	3,015	1,138
Pinterest, Cl A *	27,376	740
Snap, Cl A *	66,710	594
Walt Disney *	12,981	1,052
		7,225
Consumer Discretionary – 12.1%
Amazon.com *	12,452	1,583
Booking Holdings *	364	1,122
Lululemon Athletica *	1,097	423
McDonald’s	878	231
NIKE, Cl B	8,992	860
Starbucks	1,903	174
		4,393
Consumer Staples – 2.4%
Costco Wholesale	1,035	585
PepsiCo	1,582	268
		853
Financials – 15.7%
Adyen ADR *	73,451	544
Blackstone, Cl A	11,327	1,214
Charles Schwab	17,597	966
KKR	13,143	810
Mastercard, Cl A	3,254	1,288
Visa, Cl A	3,763	865
		5,687
Health Care – 8.4%
Eli Lilly	611	$328
Illumina *	3,740	513
Intuitive Surgical *	3,485	1,019
UnitedHealth Group	1,217	614
Zoetis, Cl A	3,265	568
		3,042
Industrials – 4.5%
Lockheed Martin	435	178
Uber Technologies *	31,386	1,443
		1,621
Information Technology – 32.2%
Adobe *	1,634	833
Apple	9,414	1,612
Autodesk *	3,968	821
Datadog, Cl A *	7,441	678
Five9 *	10,977	706
Intuit	1,665	851
Microsoft	5,887	1,859
NVIDIA	2,397	1,042
RingCentral, Cl A *	15,529	460
ServiceNow *	1,518	848
Shopify, Cl A *	20,963	1,144
Workday, Cl A *	3,686	792
		11,646
Real Estate – 0.5%
Equinix	257	187

Total Common Stock
(Cost $21,966) (000)		34,654

Total Investments — 95.8%
(Cost $21,966) (000)		$34,654

As of September 30, 2023, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Percentages are based on Net Assets of $36,188 (000).
*	Non-income producing security.
**	More Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Wedgewood Fund September 30, 2023

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 99.4%**
Communication Services – 18.5%
Alphabet, Cl A *	18,168	$2,377
Meta Platforms, Cl A *	8,717	2,617
		4,994
Consumer Discretionary – 15.0%
Booking Holdings *	426	1,314
O’Reilly Automotive *	624	567
Pool	2,376	846
Tractor Supply	6,432	1,306
		4,033
Energy – 2.0%
Texas Pacific Land	299	545

Financials – 13.9%
PayPal Holdings *	22,364	1,307
S&P Global	1,745	638
Visa, Cl A	7,826	1,800
		3,745
Health Care – 9.0%
Edwards Lifesciences *	12,995	900
UnitedHealth Group	3,008	1,517
		2,417
Industrials – 9.1%
Copart *	36,552	1,575
Old Dominion Freight Line	2,133	873
		2,448
Information Technology – 31.9%
Apple	12,275	$2,102
CDW	7,677	1,549
Microsoft	4,845	1,530
Motorola Solutions	6,959	1,894
Taiwan Semiconductor Manufacturing ADR	17,666	1,535
		8,610
Total Common Stock
(Cost $17,824) (000)		26,792

Total Investments — 99.4%
(Cost $17,824) (000)		$26,792

As of September 30, 2023, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Percentages are based on Net Assets of $26,964 (000).
*	Non-income producing security.
**	More Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2023

Description	Face Amount (000)‡	Value (000)
Schedule of Investments
Corporate Obligations — 80.9%
Communication Services – 9.0%
Charter Communications Operating
7.284%, TSFR3M + 1.912%, 02/01/24 (a)	3,146	$3,157
4.500%, 02/01/24	18,945	18,844
Opnet
10.972%, EUR003M + 7.000%, 02/09/26 (a) (b)	EUR 19,254	20,484
TEGNA
4.750%, 03/15/26 (b)	11,464	10,875
Videotron
5.375%, 06/15/24 (b)	15,817	15,696
		69,056
Consumer Discretionary – 23.9%
Aramark Services
6.375%, 05/01/25 (b)	35,819	36,390
Cengage Learning
9.500%, 06/15/24 (b)	2,124	2,138
Ford Motor Credit
3.370%, 11/17/23	32,086	31,935
Georg Jensen
10.788%, EUR003M + 7.000%, 05/14/25 (a)	EUR 200	220
K Hovnanian Enterprises
10.000%, 11/15/25 (b)	43,085	43,304
Las Vegas Sands
3.200%, 08/08/24	8,500	8,229
TRI Pointe Group
5.875%, 06/15/24	16,084	15,987
Valvoline
4.250%, 02/15/30 (b)	25,331	24,902
Yum! Brands
3.875%, 11/01/23	21,626	21,569
		184,674
Consumer Staples – 5.7%
Chobani
7.500%, 04/15/25 (b)	17,500	$17,352
Coty
6.500%, 04/15/26 (b)	8,000	7,970
Performance Food Group
6.875%, 05/01/25 (b)	18,980	18,972
		44,294
Energy – 10.7%
Calumet Specialty Products Partners
9.250%, 07/15/24 (b)	435	437
Murphy Oil
5.750%, 08/15/25	4,719	4,716
NGL Energy Partners
6.125%, 03/01/25	20,109	19,762
PDC Energy
5.750%, 05/15/26	6,742	6,729
Shelf Drilling Holdings
8.250%, 02/15/25 (b)	28,350	28,922
Vital Energy
9.500%, 01/15/25	21,815	22,013
		82,579
Financials – 10.4%
Bank of Montreal
4.338%, USSW5 + 1.280%, 10/05/28 (a)	20,757	20,754
Brookfield Finance
4.000%, 04/01/24	983	972
Freedom Mortgage
8.250%, 04/15/25 (b)	24,557	24,585
8.125%, 11/15/24 (b)	23,303	23,327
Kistefos
10.500%, NIBOR3M + 5.750%, 09/11/24 (a) (b)	NOK 19,600	1,855
MHH Holding BV
12.603%, SOFRRATE + 7.262%, 02/10/25 (a)	709	727
StoneX Group
8.625%, 06/15/25 (b)	8,755	8,836
		81,056
Health Care – 10.4%
Cannabist Holdings
13.000%, 05/14/24	9,870	9,711
9.500%, 02/03/26 (b)	8,000	6,920
Horizon Therapeutics USA
5.500%, 08/01/27 (b)	32,927	33,832
Laboratory Corp of America Holdings
4.000%, 11/01/23	4,730	4,722

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2023

Description	Face Amount (000)‡	Value (000)
Trulieve Cannabis
9.750%, 06/18/24	25,658	$25,177
		80,362
Industrials – 4.2%
Hawaiian Airlines Pass-Through Certificates, Ser 2013-1, Cl A
3.900%, 01/15/26	4,964	4,497
Icahn Enterprises
4.750%, 09/15/24	14,988	14,449
IEA Energy Services
6.625%, 08/15/29 (b)	8,025	7,876
Uber Technologies
7.500%, 05/15/25 (b)	5,526	5,567
		32,389
Information Technology – 2.7%
Azerion Holding BV
7.250%, 04/28/24	EUR 1,450	1,537
Broadcom
2.250%, 11/15/23	19,116	19,031
		20,568
Materials – 3.9%
Ball
4.000%, 11/15/23	26,260	26,187
Eastman Chemical
7.250%, 01/15/24	3,606	3,616
		29,803
Total Corporate Obligations
(Cost $629,611) (000)		624,781

Convertible Bonds — 9.4%
Communication Services – 6.2%
Radius Global Infrastructure
2.500%, 09/15/26 (b)	48,160	48,039

Health Care – 3.2%
Paratek Pharmaceuticals
4.750%, 05/01/24	24,362	24,316

Total Convertible Bonds
(Cost $72,373) (000)		72,355

Bank Loan Obligations — 3.8%
Communication Services – 1.6%
Live Nation Entertainment, Inc., Term Loan, 1st Lien
0.000%, 10/17/24 (c)	12,759	12,591

Description	Face Amount (000)‡/ Shares/ Number of Warrants	Value (000)
Health Care – 2.2%
Horizon Therapeutics USA, Inc., Term B-2 Loan
7.184%, 03/15/28	16,621	$16,597

Total Bank Loan Obligations
(Cost $29,383) (000)		29,188

Commercial Paper — 3.2%
Energy – 1.2%
Targa Resources
6.179%, 10/23/23 (b) (d)	9,760	9,726

Financials – 2.0%
Crown Castle
6.035%, 11/02/23 (b) (d)	15,500	15,415

Total Commercial Paper
(Cost $25,140) (000)		25,141

Special Purpose Acquisition Companies — 1.6%
Common Stock– 1.6%
Diversified Financials – 1.6%
Alpha Partners Technology Merger Founder Shares, Cl A * (e) (f)	45,106	4
Enphys Acquisition *	999,200	10,492
Learn CW Investment, Cl A *	209,050	2,228
		12,724
Warrants — 0.0%
Diversified Financials – 0.0%
Hambro Perks Acquisition *
Expires 1/7/2026, Strike Price 11.50*	GBP 309,843	—

Total Special Purpose Acquisition Companies
(Cost $12,480) (000)		12,724

Total Investments — 98.9%
(Cost $768,987) (000)		$764,189

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2023

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	10/04/23	EUR	21,406	USD	22,949	317
Brown Brothers Harriman	10/04/23	NOK	20,527	USD	1,923	4
						$321

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$624,781	$—	$624,781
Convertible Bonds	—	72,355	—	72,355
Bank Loan Obligations	—	29,188	—	29,188
Commercial Paper	—	25,141	—	25,141
Special Purpose Acquisition Companies	12,720	—	4	12,724
Total Investments in Securities	$12,720	$751,465	$4	$764,189

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts†
Unrealized Appreciation	$—	$321	$—	$321
Total Other Financial Instruments	$—	$321	$—	$321

†	Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2023, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $772,437 (000).
‡	In U.S. Dollar unless otherwise indicated.
*	Non-income producing security.
(a)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(b)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2023, these securities amounted to $413,421 (000) or 53.5% of Net Assets.

(c)	Unsettled bank loan. Interest rate may not be available.
(d)	The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
(e)	Level 3 security in accordance with fair value hierarchy. As of September 30, 2023, the total amount of Level 3 securities held by the Fund was $4 (000).
(f)	Security is fair valued.

Cl — Class

EUR — Euro

GBP — Great British Pound Sterling

NIBOR — Norwegian Inter Bank Rate

NOK — Norwegian Krone

Ser — Series

SOFRRATE — Secured Overnight Financing Rate

TSFR3M — Three-Month Secured Overnight Finance Rate

EUR003M — Three-Month Euribor

USD — U.S. Dollar

Amounts designated as “—’’ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2023

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 85.1%**
Communication Services – 19.6%
Alphabet, Cl A *	9,294	$1,216
Alphabet, Cl C *	9,239	1,218
Meta Platforms, Cl A *(a)	6,149	1,846
Netflix *	3,289	1,242
Pinterest, Cl A *	28,402	768
Snap, Cl A *	78,193	697
Walt Disney *	15,778	1,279
		8,266
Consumer Discretionary – 12.3%
Amazon.com *	13,762	1,749
Booking Holdings *	425	1,311
Lululemon Athletica *	1,417	546
McDonald’s	1,025	270
NIKE, Cl B	11,646	1,114
Starbucks	2,268	207
		5,197
Consumer Staples – 2.2%
Costco Wholesale	1,107	625
PepsiCo	1,840	312
		937
Financials – 11.7%
Adyen ADR *	85,791	635
Blackstone, Cl A	12,574	1,347
KKR	15,335	945
Mastercard, Cl A (a)	2,539	1,005
Visa, Cl A	4,385	1,009
		4,941
Health Care – 8.3%
Eli Lilly	714	383
Illumina *	5,003	687
Intuitive Surgical *	3,437	1,005
UnitedHealth Group	1,514	763
Zoetis, Cl A	3,822	665
		3,503
Industrials – 4.2%
Lockheed Martin	518	$212
Uber Technologies *	34,195	1,572
		1,784
Information Technology – 26.3%
Adobe *	1,787	911
Apple	11,404	1,953
Autodesk *	4,385	907
Datadog, Cl A *	7,925	722
Five9 *	12,825	825
Intuit	1,821	930
Microsoft	7,240	2,286
NVIDIA (a)	268	117
ServiceNow *	1,659	927
Shopify, Cl A *	24,562	1,340
Workday, Cl A *(a)	980	211
		11,129
Real Estate – 0.5%
Equinix	306	222

Total Common Stock
(Cost $22,791) (000)		35,979

Total Investments — 85.1%
(Cost $22,791) (000)		$35,979

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2023

A list of open swap agreements held by the Fund at September 30, 2023 was as follows:

Long Exposure
Company Reference	Counterparty	Fund Pays	Payment Frequency[1]	Maturity Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
Charles Schwab	Goldman Sachs International	USD-SOFR + 0.61%	Maturity	05/01/2024	$1,194	$1,193	$(1)
Mastercard, Class A	Goldman Sachs International	USD-SOFR + 0.61%	Maturity	07/09/2024	398	418	20
Meta Platforms, Class A	Goldman Sachs International	USD-SOFR + 0.61%	Maturity	10/30/2023	17	37	20
NVIDIA	Goldman Sachs International	USD-SOFR + 0.61%	Maturity	04/26/2024	516	822	306
Ringcentral	Goldman Sachs International	USD-SOFR + 0.61%	Maturity	02/22/2024	754	583	(171)
Workday, Class A	Goldman Sachs International	USD-SOFR + 0.61%	Maturity	10/30/2024	696	652	(44)
					$3,575	$3,705	$130

Short Exposure
Company Reference	Counterparty	Fund Receives	Fund Pays	Payment Frequency[1]	Maturity Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
Aramark	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	06/24/2024	$(220)	$(191)	$29
Ares Management, Class A	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	04/19/2024	(331)	(423)	(92)
Capital One Financial Corp	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	11/24/2023	(323)	(325)	(2)
Carmax	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	11/24/2023	(259)	(288)	(29)
Delta Air Lines	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	01/10/2024	(304)	(299)	5
Discover Financial Services	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	11/24/2023	(346)	(316)	30
Doordash, Class A	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	08/08/2024	(330)	(324)	6
Flex Ltd.	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	05/14/2024	(182)	(224)	(42)
Hilton Worldwide Holdings	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	01/18/2024	(387)	(418)	(31)
Industrial Select Sector SPDR	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	07/24/2024	(1,288)	(1,245)	43
Invesco QQQ Trust ETF	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	10/23/2024	(647)	(643)	4
iShares Expanded Tech - Software Sector ETF	Goldman Sachs International	USD-SOFR	-0.79%	Maturity	07/10/2024	(1,266)	(1,260)	6
iShares MSCI Eurozone ETF	Goldman Sachs International	USD-SOFR	-1.06%	Maturity	10/10/2024	(1,337)	(1,290)	47
Las Vegas Sands Corp.	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	04/19/2024	(352)	(307)	45
Lyondellbasell Industries N.V., Class A	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	01/18/2024	(335)	(379)	(44)
Marriott International, Class A	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	01/18/2024	(350)	(418)	(68)
Match Group	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	08/08/2024	(321)	(295)	26
Ralph Lauren Corp, Class A	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	01/10/2024	(326)	(344)	(18)
SPDR S&P Homebuilders ETF	Goldman Sachs International	USD-SOFR	-0.97%	Maturity	08/15/2024	(1,115)	(1,055)	60
SPDR S&P Regional Banking ETF	Goldman Sachs International	USD-SOFR	-0.84%	Maturity	10/30/2024	(420)	(431)	(11)
Squarespace	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	06/24/2024	(334)	(331)	3
Synchrony Financial	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	10/30/2024	(209)	(207)	2
Tenable Holdings	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	08/08/2024	(357)	(373)	(16)
United Airlines Holdings	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	01/18/2024	(297)	(298)	(1)
Zillow Group, Class A	Goldman Sachs International	USD-SOFR	-0.50%	Maturity	03/06/2024	(323)	(314)	9
						$(11,959)	$(11,998)	$(39)

1	The payment frequency is the maturity date of each swap contract or the settlement date of a closing transaction, whichever comes first.
†	Inclusive of accrued dividends and interest related to Total Return Swaps.

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2023

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$35,979	$—	$—	$35,979
Total Investments in Securities	$35,979	$—	$—	$35,979

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps‡
Appreciation	$—	$661	$—	$661
Depreciation	—	(570)	—	(570)
Total Other Financial Instruments	$—	$91	$—	$91

‡	Equity Swaps are valued at the unrealized appreciation (depreciation) on the instrument.
Percentages are based on Net Assets of $42,294 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	Underlying security for a Total Return Swap.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

Ltd. — Limited

MSCI — Morgan Stanley Capital International

SOFR — Secured Overnight Financing Rate

SPDR — Standard & Poor’s Depositary Receipt

S&P — Standard & Poor’s

USD — United States Dollar

Amounts designated as “— “ are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

RiverPark/Next Century Growth Fund September 30, 2023

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 93.5%**
Consumer Discretionary – 5.0%
Floor & Decor Holdings, Cl A *	107	$10
Global-e Online, Cl E *	646	26
Kura Sushi USA, Cl A *	322	21
LGI Homes *	491	49
		106
Consumer Staples – 5.8%
Celsius Holdings *	558	96
Freshpet *	423	28
		124
Energy – 1.2%
Patterson-UTI Energy	900	12
Permian Resources, Cl A	908	13
		25
Financials – 9.7%
Flywire *	2,606	83
Kinsale Capital Group	241	100
Ryan Specialty Holdings, Cl A *	491	24
		207
Health Care – 22.5%
Alphatec Holdings *	4,105	53
AtriCure *	625	27
Axonics *	1,036	58
Inspire Medical Systems *	221	44
OrthoPediatrics *	1,087	35
Outset Medical *	814	9
Penumbra *	173	42
Progyny *	693	24
RxSight *	393	11
SI-BONE *	2,571	55
Silk Road Medical *	2,271	34
Tactile Systems Technology *	778	11
TransMedics Group *	1,104	60
Treace Medical Concepts *	1,188	$15
		478
Industrials – 27.1%
AeroVironment *	219	24
AerSale *	1,203	18
Astronics *	4,743	75
ExlService Holdings *	771	22
Hexcel	630	41
Knight-Swift Transportation Holdings, Cl A	365	18
MYR Group *	158	21
Paylocity Holding *	235	43
Quanta Services	518	97
RBC Bearings *	293	69
Saia *	189	75
Verra Mobility, Cl A *	3,996	75
		578
Information Technology – 22.2%
Aehr Test Systems *	366	17
Agilysys *	250	16
Appfolio, Cl A *	133	24
BILL Holdings *	217	24
Credo Technology Group Holding *	1,291	20
EngageSmart *	1,402	25
Five9 *	298	19
Lattice Semiconductor *	626	54
MACOM Technology Solutions Holdings *	715	58
Napco Security Technologies	928	21
Q2 Holdings *	369	12
Sprinklr, Cl A *	1,916	26
Sprout Social, Cl A *	743	37
SPS Commerce *	246	42
Vertex, Cl A *	2,584	60
Workiva, Cl A *	181	18
		473
Total Common Stock
(Cost $2,160) (000)		1,991

Total Investments — 93.5%
(Cost $2,160) (000)		$1,991

As of September 30, 2023, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Percentages are based on Net Assets of $2,129 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2023

Description	Face Amount (000)	Value (000)
Schedule of Investments
Commercial Mortgage-Backed Securities — 97.4%
Non-Agency Mortgage-Backed Obligation — 97.4%
BX, Ser 2021-MFM1, Cl E
7.697%, TSFR1M + 2.364%, 01/15/34 (a) (b)	$904	$873
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl G
8.697%, TSFR1M + 3.364%, 10/15/37 (a) (b)	1,190	1,135
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl F
7.847%, TSFR1M + 2.514%, 09/15/36 (a) (b)	500	470
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl F
7.798%, TSFR1M + 2.464%, 06/15/38 (a) (b)	1,857	1,775
BX Commercial Mortgage Trust, Ser 2019-XL, Cl G
7.747%, TSFR1M + 2.414%, 10/15/36 (a) (b)	876	861
BX Commercial Mortgage Trust, Ser 2021-XL2, Cl F
7.691%, TSFR1M + 2.359%, 10/15/38 (a) (b)	2,346	2,232
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl E
7.447%, TSFR1M + 2.114%, 09/15/36 (a) (b)	1,896	1,808
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl E
7.399%, TSFR1M + 2.067%, 05/15/38 (a) (b)	1,134	1,074
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl E
7.248%, TSFR1M + 1.914%, 06/15/38 (a) (b)	928	902
BX Commercial Mortgage Trust, Ser 2021-CIP, Cl D
7.118%, TSFR1M + 1.785%, 12/15/38 (a) (b)	1,500	1,440
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl C
6.548%, TSFR1M + 1.214%, 06/15/38 (a) (b)	$427	$415
BX Commercial Mortgage Trust, Ser ACNT, Cl A
6.297%, TSFR1M + 0.964%, 11/15/38 (a) (b)	1,460	1,432
BX Trust, Ser 2022-IND, Cl E
9.319%, TSFR1M + 3.987%, 04/15/37 (a) (b)	1,604	1,562
BX Trust, Ser 2019-MMP, Cl F
8.168%, TSFR1M + 2.836%, 08/15/36 (a) (b)	2,985	2,839
BX Trust, Ser 2021-RISE, Cl A
6.194%, TSFR1M + 0.862%, 11/15/36 (a) (b)	1,834	1,800
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl G
8.630%, TSFR1M + 3.297%, 12/15/37 (a) (b)	2,660	2,574
ILPT Commercial Mortgage Trust, Ser 2022-LPF2, Cl E
11.272%, TSFR1M + 5.940%, 10/15/39 (a) (b)	1,000	990
ILPT Commercial Mortgage Trust, Ser 2022-LPF2, Cl C
8.825%, TSFR1M + 3.493%, 10/15/39 (a) (b)	2,000	1,981
JP Morgan Chase Commercial Mortgage Securities, Ser 2021-MHC, Cl E
7.897%, TSFR1M + 2.564%, 04/15/38 (a) (b)	1,300	1,253
KKR Industrial Portfolio Trust, Ser 2021-KDIP, Cl F
7.497%, TSFR1M + 2.164%, 12/15/37 (a) (b)	975	944
KNDL 2019-KNSQ Mortgage Trust, Ser KNSQ, Cl A
6.328%, TSFR1M + 0.996%, 05/15/36 (a) (b)	1,000	996
MHC Trust, Ser 2021-MHC2, Cl B
6.547%, TSFR1M + 1.214%, 05/15/38 (a) (b)	1,336	1,309
MHP, Ser 2022-MHIL, Cl E
7.943%, TSFR1M + 2.611%, 01/15/27 (a) (b)	972	913
MHP, Ser 2021-STOR, Cl F
7.648%, TSFR1M + 2.314%, 07/15/38 (a) (b)	1,500	1,425
OPG, Ser 2021-PORT F
7.396%, TSFR1M + 2.062%, 10/15/36 (a) (b)	666	635

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2023

Description	Face Amount (000)	Value (000)
TTAN, Ser 2021-MHC, Cl D
7.198%, TSFR1M + 1.864%, 03/15/38 (a) (b)	$1,546	$1,508

Total Commercial Mortgage-Backed Securities
(Cost $35,992) (000)		35,146

Total Investments — 97.4%
(Cost $35,992) (000)		$35,146

As of September 30, 2023, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Percentages are based on Net Assets of $36,098 (000).

(a)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(b)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2023, these securities amounted to $35,146 (000) or 97.4% of Net Assets.

Cl — Class

Ser — Series

TSFR1M — 1 Month Term Secured Overnight Financing Rate

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2023

	RiverPark Large Growth Fund	Wedgewood Fund	RiverPark Short Term High Yield Fund
Assets:
Investments in Securities, at Value (Note 2)	$34,654	$26,792	$764,189
Deposits with Brokers	—	—	8
Cash and Cash Equivalents	1,578	115	45,170
Foreign Currency (Note 2)	—	—	508
Receivable for Dividend and Interest Income	8	13	12,503
Receivable for Investment Securities Sold	—	71	7,996
Receivable for Capital Shares Sold	—	3	923
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	321
Prepaid Expenses	23	26	117
Total Assets	36,263	27,020	831,735
Liabilities:
Payable for Investment Securities Purchased	28	—	47,674
Payable for Capital Shares Redeemed	6	23	10,539
Income Distribution Payable	—	—	265
Payable Due to Adviser (Note 4)	19	12	417
Payable for Administrative Services, Retail Class Shares (Note 4)	6	2	3
Payable for Administrative Services, Institutional Class Shares (Note 4)	4	9	123
Payable Due to Administrator (Note 4)	2	1	38
Payable Due to Shareholder Servicing Agent (Note 4)	2	3	11
Payable for Primer Broker Fees	—	—	5
Chief Compliance Officer Fees Payable (Note 4)	—	—	5
Other Accrued Expenses	8	6	218
Total Liabilities	75	56	59,298
Net Assets	$36,188	$26,964	$772,437
Net Assets Consist of:
Paid-in Capital	$25,573	$17,788	$803,579
Total Distributable Earnings/(Accumulated Losses)	10,615	9,176	(31,142)
Net Assets	$36,188	$26,964	$772,437
Investments in Securities, at Cost	$21,966	$17,824	$768,987
Foreign Currency, at Cost	—	—	508
Net Assets - Institutional Class Shares(1)	$24,998,941	$19,884,319	$751,882,676
Net Assets - Retail Class Shares(1)	$11,189,173	$7,080,072	$20,554,251
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,218,183	4,672,547	77,887,940
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	567,079	1,855,288	2,139,187
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$20.52	$4.26	$9.65
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$19.73	$3.82	$9.61

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2023

	RiverPark Long/Short Opportunity Fund	Riverpark/Next Century Growth Fund	RiverPark Floating Rate CMBS Fund
Assets:
Investments in Securities, at Value (Note 2)	$35,979	$1,991	$35,146
Cash and Cash Equivalents	6,296	73	863
Swaps Contracts, at Value (Note 2)	661	—	—
Receivable for Dividend and Interest Income	26	1	128
Receivable for Capital Shares Sold	5	—	50
Receivable Due from Adviser (Note 4)	—	6	—
Deferred Offering	—	52	—
Receivable for Investment Securities Sold	—	5	—
Prepaid Expenses	19	2	27
Total Assets	42,986	2,130	36,214
Liabilities:
Swaps Contracts, at value (Note 2)	570	—	—
Payable for Investment Securities Purchased	31	—	—
Payable for Capital Shares Redeemed	2	—	27
Income Distribution Payable	—	—	57
Payable Due to Adviser (Note 4)	57	—	13
Payable for Administrative Services, Institutional Class Shares (Note 4)	7	—	3
Payable Due to Shareholder Servicing Agent (Note 4)	4	—	—
Payable Due to Administrator (Note 4)	2	—	2
Payable for Administrative Services, Retail Class Shares (Note 4)	—	—	1
Other Accrued Expenses	19	1	13
Total Liabilities	692	1	116
Net Assets	$42,294	$2,129	$36,098
Net Assets Consist of:
Paid-in Capital	$108,514	$2,336	$63,901
Total Accumulated Losses	(66,220)	(207)	(27,803)
Net Assets	$42,294	$2,129	$36,098
Investments in Securities, at Cost	$22,791	$2,160	$35,992
Net Assets - Institutional Class Shares(1)	$33,112,693	$2,097,701	$34,755,389
Net Assets - Retail Class Shares(1)	$9,181,528	$31,401	$1,342,273
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	3,122,768	231,675	4,015,358
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	881,489	3,476	155,906
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$10.60	$9.05	$8.66
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$10.42	$9.03	$8.61

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2023

	RiverPark Large Growth Fund	Wedgewood Fund	RiverPark Short Term High Yield Fund
Investment Income:
Dividends	$110	$203	$1,348
Interest	46	20	47,033
Foreign Taxes Withheld	—	(7)	—
Total Investment Income	156	216	48,381
Expenses:
Investment Advisory Fees (Note 4)	236	178	5,575
Shareholder Service Fees(1) (Note 4)	32	19	60
Administrative Services Fee, Institutional Class Shares (Note 4)	23	28	821
Administrator Fees (Note 4)	21	16	502
Administrative Services Fee, Retail Class Shares (Note 4)	19	10	29
Trustees’ Fees (Note 4)	4	3	88
Chief Compliance Officer Fees (Note 4)	2	1	46
Registration Fees	36	37	59
Transfer Agent Fees	11	9	268
Professional Fees	7	5	169
Custodian Fees	2	2	46
Printing Fees	2	2	42
Prime Broker Fee	—	—	60
Insurance and Other Fees	10	8	217
Total Expenses	405	318	7,982
Fees Waived by Adviser (Note 4)	(10)	(26)	—
Net Expenses	395	292	7,982
Net Investment Income (Loss)	(239)	(76)	40,399
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	1,813	523	2,616
Forward Foreign Currency Contracts	—	—	(891)
Foreign Currency Transactions	—	—	(263)
Net Realized Gain (Loss)	1,813	523	1,462
Net Change in Unrealized Appreciation (Depreciation on:
Investments	7,660	4,855	7,602
Forward Foreign Currency Contracts	—	—	(739)
Foreign Currency Translations	—	—	30
Net Change in Unrealized Appreciation (Depreciation)	7,660	4,855	6,893
Net Realized and Unrealized Gain	9,473	5,378	8,355
Net Increase in Net Assets Resulting from Operations	$9,234	$5,302	$48,754

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2023

	RiverPark Long/Short Opportunity Fund	Riverpark/Next Century Growth Fund*	RiverPark Floating Rate CMBS Fund
Investment Income:
Interest	$207	$3	$3,037
Dividends	131	—	—
Total Investment Income	338	3	3,037
Expenses:
Investment Advisory Fees (Note 4)	798	4	241
Administrative Services Fee, Institutional Class Shares (Note 4)	56	—	19
Administrator Fees (Note 4)	31	—	22
Shareholder Service Fees(1) (Note 4)	24	—	4
Administrative Services Fee, Retail Class Shares (Note 4)	12	—	2
Trustees’ Fees (Note 4)	6	—	4
Chief Compliance Officer Fees (Note 4)	3	—	2
Registration Fees	44	—	38
Transfer Agent Fees	12	—	12
Professional Fees	10	—	7
Custodian Fees	5	—	2
Printing Fees	3	—	2
Offering Costs	—	26	—
Insurance and Other Fees	25	1	19
Total Expenses	1,029	31	374
Fees Waived by Adviser (Note 4)	(30)	(4)	(53)
Reimbursement from Adviser (Note 4)	—	(23)	—
Net Expenses	999	4	321
Net Investment Income (Loss)	(661)	(1)	2,716
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	727	(40)	(168)
Swap Contracts	(11,878)	—	—
Net Realized Gain (Loss)	(11,151)	(40)	(168)
Net Change in Unrealized Appreciation (Depreciation on:
Investments	14,725	(169)	1,129
Swap Contracts	9,794	—	—
Net Change in Unrealized Appreciation (Depreciation)	24,519	(169)	1,129
Net Realized and Unrealized Gain (Loss)	13,368	(209)	961
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,707	$(210)	$3,677

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Commenced operations June 30, 2023.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Large Growth Fund		Wedgewood Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net Investment Loss	$(239)	$(465)	$(76)	$(124)
Net Realized Gain (Loss)	1,813	(2,711)	523	4,368
Net Change in Unrealized Appreciation (Depreciation)	7,660	(35,336)	4,855	(12,324)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,234	(38,512)	5,302	(8,080)

Distributions:
Institutional Class Shares	(1)	(4,467)	(2,523)	(3,622)
Retail Class Shares	—	(5,783)	(1,099)	(1,315)
Total Distributions to Shareholders	(1)	(10,250)	(3,622)	(4,937)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	2,724	5,663	1,976	1,611
Shares Issued as Reinvestment of Distributions	1	4,460	2,457	3,537
Shares Redeemed	(4,169)	(5,122)	(5,573)	(6,759)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	(1,444)	5,001	(1,140)	(1,611)
Retail Class Shares:
Shares Issued	336	2,455	137	368
Shares Issued as Reinvestment of Distributions	—	5,626	1,083	1,289
Shares Redeemed	(6,942)	(18,063)	(1,531)	(1,567)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	(6,606)	(9,982)	(311)	90
Net Decrease in Net Assets from Capital Share Transactions	(8,050)	(4,981)	(1,451)	(1,521)
Net Increase (Decrease) in Net Assets	1,183	(53,743)	229	(14,538)
Net Assets:
Beginning of year	35,005	88,748	26,735	41,273
End of year	$36,188	$35,005	$26,964	$26,735
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	142	280	481	285
Shares Issued as Reinvestment of Distributions	—	147	660	626
Shares Redeemed	(233)	(233)	(1,330)	(1,319)
Net Increase (Decrease) in Institutional Class Shares	(91)	194	(189)	(408)
Retail Class Shares:
Shares Issued	18	101	37	80
Shares Issued as Reinvestment of Distributions	—	190	324	249
Shares Redeemed	(386)	(790)	(413)	(333)
Net Decrease in Retail Class Shares	(368)	(499)	(52)	(4)
Net Decrease in Share Transactions	(459)	(305)	(241)	(412)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Short Term High Yield Fund		RiverPark Long/Short Opportunity Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net Investment Income (Loss)	$40,399	$20,361	$(661)	$(4,222)
Net Realized Gain (Loss)	1,462	10,069	(11,151)	(48,437)
Net Change in Unrealized Appreciation (Depreciation)	6,893	(12,137)	24,519	(191,395)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,754	18,293	12,707	(244,054)

Distributions:
Institutional Class Shares	(45,243)	(21,486)	—	—
Retail Class Shares	(1,259)	(860)	—	—
Total Distributions to Shareholders	(46,502)	(22,346)	—	—
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	182,983	342,967	3,515	102,950
Shares Issued as Reinvestment of Distributions	41,300	19,137	—	—
Shares Redeemed	(371,305)	(580,056)	(62,580)	(257,007)
Net Decrease in Net Assets from Institutional Class Shares Transactions	(147,022)	(217,952)	(59,065)	(154,057)
Retail Class Shares:
Shares Issued	5,453	5,215	1,855	6,556
Shares Issued as Reinvestment of Distributions	1,224	838	—	—
Shares Redeemed	(14,360)	(43,672)	(5,131)	(40,742)
Net Decrease in Net Assets from Retail Class Shares Transactions	(7,683)	(37,619)	(3,276)	(34,186)
Net Decrease in Net Assets from Capital Share Transactions	(154,705)	(255,571)	(62,341)	(188,243)
Net Decrease in Net Assets	(152,453)	(259,624)	(49,634)	(432,297)
Net Assets:
Beginning of year	924,890	1,184,514	91,928	524,225
End of year	$772,437	$924,890	$42,294	$91,928
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	18,943	35,526	369	7,084
Shares Issued as Reinvestment of Distributions	4,289	1,983	—	—
Shares Redeemed	(38,460)	(60,060)	(6,899)	(20,708)
Net Decrease in Institutional Class Shares	(15,228)	(22,551)	(6,530)	(13,624)
Retail Class Shares:
Shares Issued	566	542	182	430
Shares Issued as Reinvestment of Distributions	128	87	—	—
Shares Redeemed	(1,495)	(4,543)	(540)	(2,909)
Net Decrease in Retail Class Shares	(801)	(3,914)	(358)	(2,479)
Net Decrease in Share Transactions	(16,029)	(26,465)	(6,888)	(16,103)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	Riverpark/Next Century Growth Fund*	RiverPark Floating Rate CMBS Fund
	Period Ended September 30, 2023	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net Investment Income (Loss)	$(1)	$2,716	$1,059
Net Realized Gain (Loss)	(40)	(168)	8
Net Change in Unrealized Appreciation (Depreciation)	(169)	1,129	(2,231)
Net Increase (Decrease) in Net Assets Resulting from Operations	(210)	3,677	(1,164)

Distributions:
Institutional Class Shares	—	(2,564)	(960)
Retail Class Shares	—	(113)	(31)
Total Distributions to Shareholders	—	(2,677)	(991)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	2,306	17,724	1,986
Shares Issued as Reinvestment of Distributions	—	1,912	726
Shares Redeemed	—	(20,784)	(10,214)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	2,306	(1,148)	(7,502)
Retail Class Shares:
Shares Issued	33	3,471	695
Shares Issued as Reinvestment of Distributions	—	113	31
Shares Redeemed	—	(3,543)	(957)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	33	41	(231)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,339	(1,107)	(7,733)
Net Increase (Decrease) in Net Assets	2,129	(107)	(9,888)
Net Assets:
Beginning of year or period	—	36,205	46,093
End of year or period	$2,129	$36,098	$36,205
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	232	2,048	231
Shares Issued as Reinvestment of Distributions	—	222	84
Shares Redeemed	—	(2,393)	(1,164)
Net Increase (Decrease) in Institutional Class Shares	232	(123)	(849)
Retail Class Shares:
Shares Issued	3	404	80
Shares Issued as Reinvestment of Distributions	—	13	3
Shares Redeemed	—	(411)	(109)
Net Increase (Decrease) in Retail Class Shares	3	6	(26)
Net Increase (Decrease) in Share Transactions	235	(117)	(875)

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Commenced operations on June 30, 2023.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
RiverPark Large Growth Fund
Institutional Class Shares
2023	$15.83	$(0.11)	$4.80	$4.69	$—	(2)	$—	$—
2022	35.40	(0.16)	(15.33)	(15.49)	—		(4.08)	(4.08)
2021	28.43	(0.16)	9.24	9.08	—		(2.11)	(2.11)
2020	22.61	(0.07)	8.44	8.37	—		(2.55)	(2.55)
2019	25.45	— (2)	(0.05)	(0.05)	—		(2.79)	(2.79)
Retail Class Shares
2023	$15.26	$(0.15)	$4.62	$4.47	$—		$—	$—
2022	34.36	(0.23)	(14.79)	(15.02)	—		(4.08)	(4.08)
2021	27.73	(0.25)	8.99	8.74	—		(2.11)	(2.11)
2020	22.17	(0.14)	8.25	8.11	—		(2.55)	(2.55)
2019	25.08	(0.06)	(0.06)	(0.12)	—		(2.79)	(2.79)
Wedgewood Fund
Institutional Class Shares
2023	$4.05	$(0.01)	$0.81	$0.80	$—		$(0.59)	$(0.59)
2022	5.86	(0.01)	(1.10)	(1.11)	—		(0.70)	(0.70)
2021	8.33	(0.02)	1.84	1.82	—		(4.29)	(4.29)
2020	9.12	(0.02)	2.07	2.05	—		(2.84)	(2.84)
2019	19.91	(0.01)	(1.38)	(1.39)	—		(9.40)	(9.40)
Retail Class Shares
2023	$3.70	$(0.02)	$0.73	$0.71	$—		$(0.59)	$(0.59)
2022	5.42	(0.02)	(1.00)	(1.02)	—		(0.70)	(0.70)
2021	8.01	(0.03)	1.73	1.70	—		(4.29)	(4.29)
2020	8.89	(0.04)	2.00	1.96	—		(2.84)	(2.84)
2019	19.71	(0.04)	(1.38)	(1.42)	—		(9.40)	(9.40)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Year	Total Return*	Net Asset Value, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$20.52	29.64%	$24,999	1.00%	1.01%	(0.57)%	20%
15.83	(49.30)	20,731	0.95	0.95	(0.64)	89
35.40	33.14	39,489	0.91	0.91	(0.46)	36
28.43	40.78	29,296	0.93	0.93	(0.30)	53
22.61	2.18	24,786	0.95	0.95	—	58

$19.73	29.29%	$11,189	1.25%	1.31%	(0.81)%	20%
15.26	(49.44)	14,274	1.23	1.23	(0.90)	89
34.36	32.73	49,259	1.20	1.20	(0.76)	36
27.73	40.38	34,798	1.23	1.23	(0.59)	53
22.17	1.91	29,521	1.23	1.23	(0.27)	58

$4.26	21.73%	$19,884	1.00%	1.09%	(0.21)%	15%
4.05	(22.35)	19,682	1.00	1.01	(0.28)	21
5.86	34.93	30,901	0.95	0.95	(0.27)	16
8.33	28.14	33,324	0.86	0.86	(0.23)	75
9.12	2.63	80,209	0.86	0.86	(0.07)	28

$3.82	21.33%	$7,080	1.25%	1.34%	(0.46)%	15%
3.70	(22.52)	7,053	1.25	1.26	(0.53)	21
5.42	34.66	10,372	1.24	1.24	(0.56)	16
8.01	27.74	9,606	1.13	1.13	(0.51)	75
8.89	2.34	12,236	1.13	1.13	(0.34)	28

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Short Term High Yield Fund
Institutional Class Shares
2023	$9.63	$0.46	$0.08	$0.54	$(0.52)	$—	$(0.52)
2022	9.67	0.19	(0.02)	0.17	(0.21)	—	(0.21)
2021	9.65	0.19	0.02 (2)	0.21	(0.19)	—	(0.19)
2020	9.76	0.24	(0.12)	0.12	(0.23)	—	(0.23)
2019	9.78	0.29	(0.02)	0.27	(0.29)	—	(0.29)
Retail Class Shares
2023	$9.59	$0.42	$0.10	$0.52	$(0.50)	$—	$(0.50)
2022	9.63	0.16	(0.01)	0.15	(0.19)	—	(0.19)
2021	9.61	0.17	0.02 (2)	0.19	(0.17)	—	(0.17)
2020	9.72	0.23	(0.13)	0.10	(0.21)	—	(0.21)
2019	9.74	0.26	(0.01)	0.25	(0.27)	—	(0.27)
RiverPark Long/Short Opportunity Fund
Institutional Class Shares
2023	$8.46	$(0.12)	$2.26	$2.14	$—	$—	$—
2022	19.46	(0.20)	(10.80)	(11.00)	—	—	—
2021	16.59	(0.24)	3.11	2.87	—	—	—
2020	12.59	(0.16)	5.56	5.40	(0.11)	(1.29)	(1.40)
2019	13.95	(0.10)	0.02	(0.08)	(0.11)	(1.17)	(1.28)
Retail Class Shares
2023	$8.32	$(0.13)	$2.23	$2.10	$—	$—	$—
2022	19.19	(0.25)	(10.62)	(10.87)	—	—	—
2021	16.41	(0.28)	3.06	2.78	—	—	—
2020	12.46	(0.21)	5.53	5.32	(0.08)	(1.29)	(1.37)
2019	13.81	(0.13)	0.03	(0.10)	(0.08)	(1.17)	(1.25)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Year	Total Return*	Net Asset Value, End of Year (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee	Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.65	5.78%	$751,883	0.92%	0.92%	4.72%	372%
9.63	1.82	896,699	0.90	0.90	1.99	164
9.67	2.19	1,118,494	0.89	0.89	1.95	158
9.65	1.26	653,883	0.90	0.90	2.45	266
9.76	2.81	777,925	0.88	0.88	2.96	112

$9.61	5.54%	$20,554	1.19%	1.19%	4.42%	372%
9.59	1.56	28,191	1.17	1.17	1.67	164
9.63	1.95	66,020	1.14	1.14	1.76	158
9.61	1.01	65,998	1.05	1.05	2.35	266
9.72	2.56	31,196	1.18	1.18	2.68	112

$10.60	25.30%	$33,113	1.85%	1.89%	(1.21)%	17%
8.46	(56.53)	81,623	1.75	1.75	(1.40)	51
19.46	17.30	452,886	1.73	1.73	(1.29)	33
16.59	47.71	304,772	1.75	1.75	(1.12)	28
12.59	0.75	79,984	2.18 (3)	2.18	(0.83)	63

$10.42	25.24%	$9,181	2.00%	2.14%	(1.36)%	17%
8.32	(56.64)	10,305	2.00	2.04	(1.67)	51
19.19	16.94	71,339	2.00	2.03	(1.52)	33
16.41	47.47	64,411	2.00	2.03	(1.41)	28
12.46	0.50	4,012	2.38 (3)	2.48	(1.04)	63

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)

Dividend expense and stock loan fee totaled 0.38% of average net assets for the period ended September 30, 2019. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively. As of April 1, 2019, dividend expense and stock loan fees on short positions were eliminated on a going forward basis.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments		Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
RiverPark/Next Century Growth Fund
Institutional Class Shares
2023(2)	$10.00	$(0.01)	$(0.94)		$(0.95)	$—	$—		$—
Retail Class Shares
2023(2)	$10.00	$(0.02)	$(0.95)		$(0.97)	$—	$—		$—
RiverPark Floating Rate CMBS Fund
Institutional Class Shares
2023	$8.44	$0.63	$0.22		$0.85	$(0.63)	$—		$(0.63)
2022	8.93	0.24	(0.50)		(0.26)	(0.23)	—		(0.23)
2021	9.02	0.22	(0.08	)(3)	0.14	(0.23)	—		(0.23)
2020	9.98	0.31	(0.97)		(0.66)	(0.30)**	—	(4)	(0.30)
2019	10.14	0.36	(0.06)		0.30	(0.35)	(0.11)		(0.46)
Retail Class Shares
2023	$8.41	$0.61	$0.20		$0.81	$(0.61)	$—		$(0.61)
2022	8.91	0.21	(0.51)		(0.30)	(0.20)	—		(0.20)
2021	9.01	0.18	(0.07	)(3)	0.11	(0.21)	—		(0.21)
2020	9.98	0.28	(0.97)		(0.69)	(0.28)**	—	(4)	(0.28)
2019(6)	10.14	0.29	(0.05)		0.24	(0.29)	(0.11)		(0.40)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Year	Total Return*	Net Asset Value, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.05	(9.50)%	$2,098	1.15%	6.18%	(0.55)%	9%

$9.03	(9.70)%	$31	1.40%	5.89%	(0.78)%	9%

$8.66	10.24%	$34,756	0.85%	0.99%	7.32%	42%
8.44	(2.98)	34,945	0.85	0.96	2.70	27
8.93	1.61	44,527	0.85	0.94	2.44	45
9.02	(6.63)	333,855	0.85	0.87	3.31	85
9.98	3.15	191,548	0.90 (5)	0.93	3.64	87

$8.61	9.89%	$1,342	1.25%	1.34%	7.12%	42%
8.41	(3.34)	1,260	1.25	1.30	2.39	27
8.91	1.24	1,566	1.25	1.29	2.04	45
9.01	(6.96)	3,886	1.16	1.16	3.02	85
9.98	2 .50	2,329	1 .24	1 .24	3 .24	87

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
**	Includes return of capital of $0.0002 per share.
(1)	Per share data was calculated using average shares for the period.
(2)	Commenced operations on June 30, 2023. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Amounts represent less than $0.01 per share.
(5)

During the period, the Expense Limitation Agreement was amended on two separate occasions. The amendments were made effective March 21, 2019 and July 1, 2019 whereby the Total Annual Fund Operation Expenses After Fee Waiver and for Expense Reimbursement would not exceed, on an annual basis 0.90% and 0.85%, respectively for the Institutional Class Shares.

(6)	Commenced operations on November 12, 2018. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements September 30, 2023

1. Organization

RiverPark Funds Trust (the “Trust”), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2023, the Trust was comprised of six funds: the RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Next Century Growth Fund and the RiverPark Floating Rate CMBS Fund (each a “Fund” and collectively the “Funds”). The investment objective of the RiverPark Large Growth Fund, Wedgewood Fund and RiverPark/Next Century Growth Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund and the RiverPark Floating Rate CMBS Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. Each of the Funds is diversified with the exception of the Wedgewood Fund and the RiverPark Floating Rate CMBS Fund which are non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund, the RiverPark Floating Rate CMBS Fund and RiverPark/Next Century Growth Fund, have registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees.

Sales of Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund are closed to new investors except as noted below. Existing shareholders of the Fund and certain eligible investors may purchase additional shares of the Fund through existing or new accounts and may reinvest dividends and capital gains distributions.

Effective as of 9 a.m. on October 11, 2023, Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund are open to purchase by all investors without restriction. The RiverPark Short Term High Yield Fund reserves the right, in its sole discretion, to reject any purchase order. Sales of Retail Class Shares and Institutional Class Shares of the RiverPark Short Term High Yield Fund may be restricted or reopened in the future.

RiverPark/Next Century Growth Fund commenced operations on June 30, 2023.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Valuation of Investments — Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange (“NYSE”). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are required to be fair valued under 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when

Notes to Financial Statements September 30, 2023

2. Summary of Significant Accounting Policies (continued)

a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

RiverPark Advisors, LLC (“RiverPark”) serves as the Funds’ investment adviser (the “Adviser”). Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a “business day”). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days, which are not business days in New York, and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statements of Operations.

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

● Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

● Level 2 —

Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

● Level 3 —	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Notes to Financial Statements September 30, 2023

2. Summary of Significant Accounting Policies (continued)

For details of the investment classification, refer to the Schedules of Investments, lists of open forward currency contracts, and list of open swap contracts.

Written/Purchased Options — Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options as well as purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, the RiverPark Long/Short Opportunity Fund may sell uncovered call and put options on securities and stock indices. For the year ended September 30, 2023, the Funds did not hold any options.

The RiverPark Long/Short Opportunity Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Fund may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The realized and unrealized gain (loss) from purchased and written options, if any, are disclosed separately on the Statements of Operations.

Swap Agreements — The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase exposure and total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential

Notes to Financial Statements September 30, 2023

2. Summary of Significant Accounting Policies (continued)

relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps can be illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers or a pricing service and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic reset payments on the total return swap are inclusive of interest, commissions and dividends, all of which are recorded as part of the net realized gains and losses in the Statements of Operations.

For the year ended September 30, 2023, (subject to equity risk exposure) the average notional value of equity swaps for the Long/Short Opportunity Fund was as follows (000):

RiverPark Long/Short Opportunity Fund
Average Monthly Notional Value Long	$7,783
Average Monthly Notional Value Short	$12,598

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. For the year ended September 30, 2023, the RiverPark Long/Short Opportunity Fund entered into swap agreements with only one counterparty, Goldman Sachs International.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the RiverPark Long/Short Opportunity Fund as of September 30, 2023 (000)*†:

			Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Assets	Gross Amounts Offsets in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)*	Net Amount
$661	$—	$661	$(570)	$—	$91

Notes to Financial Statements September 30, 2023

2. Summary of Significant Accounting Policies (continued)

			Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Liabilities	Gross Amounts Offsets in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)*	Net Amount
$(570)	$—	$(570)	$570	$—	$—

†

Net exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*

Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the

Notes to Financial Statements September 30, 2023

2. Summary of Significant Accounting Policies (continued)

general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares. Dividends from MLPs are recorded on the ex-dividend date.

Investment Transactions — Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Defaulted Investments — Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2023, the RiverPark Short Term High Yield Fund held forward contracts as currency hedges against foreign bonds. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward contracts. As of September 30, 2023, the RiverPark

Notes to Financial Statements September 30, 2023

2. Summary of Significant Accounting Policies (continued)

Short Term High Yield Fund entered into one-month forward contracts with one counterparty, Brown Brothers Harriman. In accordance with this policy, the unrealized appreciation and depreciation as of September 30, 2023, is presented as unrealized appreciation or depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and change in unrealized gains (losses) on forward foreign currency contracts are disclosed separately on the Statements of Operations.

For the year ended September 30, 2023, subject to currency risk exposure, the average balances of the forward contracts were as follows (000).

Average Monthly Notional Contracts:
RiverPark Short Term High Yield Fund	$31,926

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Long/Short Opportunity Fund and RiverPark/Next Century Growth Fund and declared and paid monthly for the RiverPark Short Term High Yield Fund and the RiverPark Floating Rate CMBS Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes — Each Fund intends to qualify or continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2023, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.

Cash and Cash Equivalents — Cash equivalents include short-term, highly liquid investments with a maturity date at time of purchase of three months or less. The Funds maintain cash and cash equivalent balances which, at times during the period, exceeded the $250,000 amount insured by the Federal Deposit Insurance Corporation. The Manager manages the risk of loss by banking with major institutions.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. During the year ended September 30, 2023, the RiverPark/Next Century Growth Fund expensed $26 (000) of offering costs, and held $52 (000) in unamortized offering costs as of September 30, 2023.

Notes to Financial Statements September 30, 2023

3. Derivatives Transactions

The following tables include exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of September 30, 2023, was as follows:

RiverPark Short Term High Yield Fund

	Derivative Assets		Derivatives Liabilities
	Statement of Assets and Liability Location	Fair Value (000)	Statement of Assets and Liability Location	Fair Value (000)
Derivatives not accounted for as hedging instruments under GAAP:
Foreign exchange contracts (Currency Risk)	Unrealized appreciation on forward foreign currency contracts	$321	Unrealized depreciation on forward foreign currency contracts	$—
Total Derivatives not accounted for as hedging instruments under GAAP		$321		$—

RiverPark Long/Short Opportunity Fund

	Derivative Assets		Derivatives Liabilities
	Statement of Assets and Liability Location	Fair Value (000)	Statement of Assets and Liability Location	Fair Value (000)
Derivatives not accounted for as hedging instruments under GAAP:
Total Return Swap (Equity Risk)	Unrealized appreciation on swap contracts	$661	Unrealized depreciation on swap contracts	$(570)
Total Derivatives not accounted for as hedging instruments under GAAP		$661		$(570)

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2023, was as follows:

The amount of realized gain (loss) on derivatives recognized in income (000):

RiverPark Short Term High Yield Fund	Forward Currency Contracts	Purchased Options	Written Options	Swaps	Totals
Foreign exchange contracts (Currency Risk)	$(891)	$—	$—	$—	$(891)
Total	$(891)	$—	$—	$—	$(891)

Notes to Financial Statements September 30, 2023

3. Derivatives Transactions (continued)

RiverPark Long/Short Opportunity Fund	Forward Currency Contracts	Purchased Options	Written Options	Swaps	Totals
Total return swap contracts (Equity Risk)	$—	$—	$—	$(11,878)	$(11,878)
Total	$—	$—	$—	$(11,878)	$(11,878)

The amount of unrealized appreciation (depreciation) on derivatives recognized in income (000):

RiverPark Short Term High Yield Fund	Forward Currency Contracts	Purchased Options	Written Options	Swaps	Totals
Foreign exchange contracts (Currency Risk)	$(739)	$—	$—	$—	$(739)
Total	$(739)	$—	$—	$—	$(739)

RiverPark Long/Short Opportunity Fund	Forward Currency Contracts	Purchased Options	Written Options	Swaps	Totals
Total return swap contracts (Equity Risk)	$—	$—	$—	$9,794	$9,794
Total	$—	$—	$—	$9,794	$9,794

4. Agreements

Investment Advisory Agreement — RiverPark Advisors, LLC (“RiverPark”) serves as the Funds’ investment adviser (the “Adviser”). The Adviser has contractually agreed to waive its fees and to absorb expenses of each Fund through January 31, 2024 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, not yet purchased, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, certain levels as set forth below.

Notes to Financial Statements September 30, 2023

4. Agreements (continued)

The table below shows the rate of each Funds’ investment advisory fee and the Adviser’s contractual expense limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Expense Limitation (Institutional Class)	Expense Limitation (Retail Class)	Expense Limitation (Class C)*
RiverPark Large Growth Fund	0.65%	1.00%	1.25%	2.00%
Wedgewood Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Short Term High Yield Fund	0.65%	1.00%	1.25%	N/A
RiverPark Long/Short Opportunity Fund	1.50%	1.85%	2.00%	2.85%
RiverPark/Next Century Growth Fund	0.80%	1.15%	1.40%	N/A
RiverPark Floating Rate CMBS Fund	0.65%	0.85%	1.25%	N/A

*	Class C Shares are not currently being offered for sale to investors.

The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement will not be made if it would cause the annual expense limitation in effect at the time of the waiver or at the time of the reimbursement to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rates in the above table.

For the year or period ended September 30, 2023, the Adviser fee waiver analysis is as follows:

	Unexpired Fee Waivers at September 30, 2022	Fees Waived for the Year Ended September 30, 2023	Fees Recaptured for the Year Ended September 30, 2023	Fee Waivers Expired for the Year Ended September 30, 2023	Unexpired Fee Waivers at September 30, 2023
RiverPark Large Growth Fund	$—	$10,399	$—	$—	$10,399
Wedgewood Fund	5,315	25,727	—	—	31,042
RiverPark Long/Short Opportunity Fund	45,102	32,952	(2,583)	(4,403)	71,068
RiverPark/Next Century Growth Fund*	—	26,975	—	—	26,975
RiverPark Floating Rate CMBS Fund	179,115	52,604	—	(60,054)	171,665

*	Commenced operations June 30, 2023.

Notes to Financial Statements September 30, 2023

4. Agreements (continued)

As of September 30, 2023, the amounts of waivers/reimbursements subject to recapture are as follows:

	Expiring 2024	Expiring 2025	Expiring 2026	Total
RiverPark Large Growth	$—	$—	$10,399	$10,399
Wedgewood Fund	—	5,315	25,727	31,042
RiverPark Long/Short Opportunity Fund	23,350	14,766	32,952	71,068
RiverPark/Next Century Growth Fund*	—	—	26,975	26,975
RiverPark Floating Rate CMBS Fund	77,127	41,934	52,604	171,665

*	Commenced operations June 30, 2023.

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and the RiverPark Floating Rate CMBS Fund. The Adviser has discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions.

RiverPark oversees the day-to-day portfolio management services provided by the following sub-advisers:

Fund	Investment Sub-Adviser
Wedgewood Fund	Wedgewood Partners, Inc.
RiverPark Short Term High Yield Fund	Cohanzick Management, LLC
RiverPark/Next Century Growth Fund	Next Century Growth Investors, LLC

The discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions has been delegated by the Adviser to Wedgewood Partners, Inc., Cohanzick Management, LLC and Next Century Growth Investors, LLC with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

RiverPark (and its affiliated advisers) and Wedgewood may be considered to be affiliates as RiverPark shareholders own approximately 6% of Wedgewood Partners. For its services as sub-adviser to the Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark’s adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of Wedgewood Fund’s average net assets in excess of $50,000,000. For average net assets less than $50,000,000, Wedgewood is not subject to receive any sub-advisory fees per the current sub-advisory fee agreement.

Administrator, Custodian and Transfer Agent — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and average daily net assets of the Fund. As per the amended administration agreement dated May 13, 2019, the Funds in the Trust were charged fees using a tiered fee structure on their total average net assets.

Notes to Financial Statements September 30, 2023

4. Agreements (continued)

For the year or period ended September 30, 2023, the Funds incurred the following fees for these services in the table below:

Fund	Administration Fees
RiverPark Large Growth Fund	$21,290
Wedgewood Fund	16,042
RiverPark Short Term High Yield Fund	502,406
RiverPark Long/Short Opportunity Fund	31,109
RiverPark/Next Century Growth Fund*	322
RiverPark Floating Rate CMBS Fund	21,780

*	Commenced operations June 30, 2023.

Brown Brothers Harriman & Co. (the “Custodian”) serves as the Funds’ custodian pursuant to a Custodian Agreement.

SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”) serves as the Funds’ transfer agent pursuant to an Agency Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the “Distributor”) serves as the Funds’ distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. As of September 30, 2023, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% of the average daily net assets of the Retail Class Shares and 0.15% of the average daily net assets of the Institutional Class Shares, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

For the Retail Class Shares, at no time will the shareholder servicing fees and the administrative servicing fees in the aggregate exceed on an annual basis 0.40% of the average daily net assets until changed by the Board of Trustees.

For the Institutional Class Shares, at no time will the shareholder servicing fees and the administrative servicing fees in the aggregate exceed on an annual basis 0.15% of the average daily net assets until changed by the Board of Trustees.

Other — Certain officers and Trustees of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and any staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

Notes to Financial Statements September 30, 2023

5. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year or period ended September 30, 2023, were as follows:

Fund	Purchases (000)	Proceeds from Sales and Maturities (000)
RiverPark Large Growth Fund	$7,044	$15,430
Wedgewood Fund	4,028	9,201
RiverPark Short Term High Yield Fund	1,429,786	1,009,756
RiverPark Long/Short Opportunity Fund	8,173	72,562
RiverPark/Next Century Growth Fund*	2,379	181
RiverPark Floating Rate CMBS Fund	14,666	17,061

*	Commenced operations June 30, 2023.

6. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise.

Accordingly the following permanent differences are primarily attributable to net operating losses. Adjustments which have been classified to/from the following components of net assets are as follows (000):

Fund	Total Distributable Earnings/(Loss)	Paid-in Capital
RiverPark Large Growth Fund	$356	$(356)
Wedgewood Fund	17	(17)
RiverPark Long/Short Opportunity Fund	672	(672)
Riverpark/Next Century Growth Fund	3	(3)

Notes to Financial Statements September 30, 2023

6. Federal Tax Information (continued)

The tax character of dividends and distributions declared during the last two years ended September 30, 2023 and 2022 was as follows (000):

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
RiverPark Large Growth Fund
2023	$1	$—	$—	$1
2022	2,479	7,771	—	10,250
Wedgewood Fund
2023	48	3,574	—	3,622
2022	47	4,890	—	4,937
RiverPark Short Term High Yield Fund
2023	46,502	—	—	46,502
2022	22,346	—	—	22,346
RiverPark Long/Short Opportunity Fund
2023	—	—	—	—
2022	—	—	—	—
Riverpark/Next Century Growth Fund*
2023	—	—	—	—
RiverPark Floating Rate CMBS Fund
2023	2,677	—	—	2,677
2022	991	—	—	991

*	Commenced operations June 30, 2023.

As of September 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Post-October Losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Late Year Loss Deferral	Total Distributable Earnings (Accumulated Losses)
RiverPark Large Growth Fund	$—	$—	$(547)	$—	$11,349	$3	$(190)	$10,615
Wedgewood Fund	—	622	—	—	8,615	(2)	(59)	9,176
RiverPark Short Term High Yield Fund	2,522	—	(28,652)	—	(5,015)	3	—	(31,142)
RiverPark Long/Short Opportunity Fund	—	—	(62,149)	(11,606)	8,265	(730)	—	(66,220)
Riverpark/Next Century Growth Fund	—	—	—	(35)	(173)	1	—	(207)
RiverPark Floating Rate CMBS Fund	13	—	(25,786)	(1,099)	(930)	(1)	—	(27,803)

Post-October losses represent losses realized on investment transactions from November 1, 2022 through September 30, 2023, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

Notes to Financial Statements September 30, 2023

6. Federal Tax Information (continued)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2023 through September 30, 2023 and specified losses realized on investment transactions from November 1, 2022 through September 30, 2023.

The RiverPark Long/Short Opportunity Fund, RiverPark/Next Century Growth Fund and RiverPark Floating Rate CMBS Fund had Post-October losses of $11,606,263, $35,438 and $1,098,854, respectively. The Funds elect to treat each as having arisen in the following fiscal year.

Funds are permitted to carry forward capital losses indefinitely and such losses will retain their character as either short-term or long-term. As of September 30, 2023, the Funds had capital loss carryforwards as follows (000):

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
RiverPark Large Growth Fund	$547	$—	$547
RiverPark Short Term High Yield Fund	13,507	15,145	28,652
RiverPark Long/Short Opportunity Fund	59,651	2,498	62,149
RiverPark Floating Rate CMBS Fund	15,630	10,156	25,786

During the year ended September 30, 2023, the Funds did not utilize capital loss carryforwards to offset capital gains.

For federal income tax purposes, the cost of investments owned at September 30, 2023 and the net realized gains or losses on securities sold for the period could be different from amounts reported for financial reporting purposes, due to partnership basis adjustments and book versus tax adjustment such as wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, foreign currency and derivatives held by the Funds were as follows (000):

Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RiverPark Large Growth Fund	$23,306	$12,008	$(659)	$11,349
Wedgewood Fund	18,177	9,728	(1,113)	8,615
RiverPark Short Term High Yield Fund	769,228	734	(5,749)	(5,015)
RiverPark Long/Short Opportunity Fund	25,693	15,104	(6,839)	8,265
Riverpark/Next Century Growth Fund	2,164	73	(246)	(173)
RiverPark Floating Rate CMBS Fund	36,076	12	(942)	(930)

7. Risks

The RiverPark Short Term High Yield Fund invests in fixed-income instruments that are or are rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve greater risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Notes to Financial Statements September 30, 2023

7. Risks (continued)

High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

The RiverPark Short Term High Yield Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund is exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund will recognize a loss. The risk on a standalone or unhedged short sale is unlimited because the RiverPark Long/Short Opportunity Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund and RiverPark/Next Century Growth Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to liquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions

Notes to Financial Statements September 30, 2023

7. Risks (continued)

may be considered to be illiquid. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Furthermore, the swap counterparty’s obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund typically resets swap agreements on a rolling 13-month basis.

The RiverPark Short Term High Yield Fund may invest in bank loan obligations. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle.

The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

The Wedgewood Fund and RiverPark Floating Rate CMBS Fund are non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Funds may have a greater impact on the Fund’s net asset value and total return than a diversified fund which would likely hold more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

The Information Technology sector is an important sector for growth-oriented strategies and thus may represent a large percentage of the investments of RiverPark Large Growth, RiverPark Long/Short, Wedgewood and RiverPark/Next Century Growth Fund. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

The RiverPark Floating Rate CMBS Fund will invest in commercial real estate debt securities (“CRE Debt”). CRE Debt securities are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CRE Debt may react differently to changes in interest rates than other bonds and the prices of CRE Debt may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CRE Debt.

The CRE Debt securities in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant

Notes to Financial Statements September 30, 2023

7. Risks (continued)

mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Difficult conditions in the markets for CRE Debt securities and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CRE Debt securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for CRE Debt securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Advisor may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Funds and their investments. A health crisis may also exacerbate other pre-existing risks.

CLOs (collateralized loan obligations) and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the

CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

The RiverPark Short Term High Yield Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Notes to Financial Statements September 30, 2023

7. Risks (continued)

The RiverPark Short Term High Yield Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

A more complete description of risks is included in each Fund’s prospectus and statement of additional information.

8. Other

As of September 30, 2023, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders. As of September 30, 2023, the RiverPark/Next Century Growth Fund has two shareholders that beneficially own 72% of the outstanding shares of the Fund. These shareholders are also affiliated with the Adviser and sub-adviser of the Fund. As of the same date, the RiverPark Floating Rate CMBS Fund has one shareholder that owns 25% of the outstanding shares of the Fund.

Fund
RiverPark Large Growth Fund
Institutional Class Shares	91%
Retail Class Shares	76%
Wedgewood Fund
Institutional Class Shares	66%
Retail Class Shares	58%
RiverPark Short Term High Yield Fund
Institutional Class Shares	74%
Retail Class Shares	81%
RiverPark Long/Short Opportunity Fund
Institutional Class Shares	64%
Retail Class Shares	80%
RiverPark/Next Century Growth Fund
Institutional Class Shares	78%
Retail Class Shares	97%
RiverPark Floating Rate CMBS Fund
Institutional Class Shares	70%
Retail Class Shares	91%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Notes to Financial Statements September 30, 2023

9. Regulatory Matters

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing of 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

10. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
RiverPark Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverPark Funds Trust (the “Trust”), comprising the funds listed below (the “Funds”) as of September 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, and RiverPark Floating Rate CMBS Fund	For the year ended September 30,2023	For the years ended September 30,2023 and 2022	For the years ended September 30, 2023, 2022, 2021, 2020, and 2019
RiverPark/Next Century Growth Fund	For the period from June 30, 2023 (commencement of operations) through September 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 22, 2023

Trustees and Officers of the Trust (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2023:

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Richard Browne, 156 West 56th Street, 17th Floor, New York, NY 10019 (63)	Independent Trustee	Indefinite; since 2010	President, Rector Management Corp. (real estate and construction company, since 1986); Partner, Sterling Project Development (real estate and construction); Owners Representative, Queens Ballpark Company, LLC (since 2005).	7	None
David Sachs, 156 West 56th Street, 17th Floor, New York, NY 10019 (56)	Independent Trustee	Indefinite; since 2016	Retired (since 2010); Managing Partner, Hocky Capital (1996-2010).	7	None
Ira Balsam, 156 West 56th Street, 17th Floor, New York, NY 10019 (57)	Independent Trustee	Indefinite; since 2012	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011).	7	None
Morty Schaja*, 156 West 56th Street, 17th Floor, New York, NY 10019 (68)	Interested Trustee, President and Chairman of the Board	Indefinite; since 2010	Chief Executive Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	7	None
Paul Genova, 156 West 56th Street, 17th Floor, New York, NY 10019 (46)	Secretary	Since 2010	Chief Financial Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009); Chief Financial Officer, RiverPark Capital LLC (since 2008)	N/A	N/A
Matt Kelly, 156 West 56th Street, 17th Floor, New York, NY 10019 (53)	Vice President	Since 2010	Chief Marketing Officer and Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2010).	N/A	N/A

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships held by Trustee
Andrew Metzger, One Freedom Valley Drive, Oaks, PA 19456 (43)	Treasurer and Chief Financial Officer	Since 2021	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	N/A	N/A
Michael Minella, 140 E. 45th Street, 29th Floor New York, NY 10017 (52)	Chief Compliance Officer	Since 2022

Senior Principal Consultant and Fund Chief Compliance Officer, ACA (since 2022); Director of Audit and Risk Strategy & Planning (2021-2022), Vice President and Director, Funds’ Treasurer’s Office and Investment & Adviser Compliance (2009-2021), Fidelity Investments

				N/A	N/A

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**	The Fund complex includes each series of the Trust.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Net Annualized Expense Ratios	Expenses Paid During Period*
RiverPark Large Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,085.70	1.00%	$5.23
Hypothetical 5% Return	1,000.00	1,020.06	1.00	5.06

RiverPark Large Growth Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,084.70	1.25	6.53
Hypothetical 5% Return	1,000.00	1,018.80	1.25	6.33

Wedgewood Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,054.50	1.00%	$5.15
Hypothetical 5% Return	1,000.00	1,020.06	1.00	5.06

Wedgewood Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,052.30	1.25	6.43
Hypothetical 5% Return	1,000.00	1,018.80	1.25	6.33

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Net Annualized Expense Ratios	Expenses Paid During Period*
RiverPark Short Term High Yield Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,027.00	0.93%	$4.73
Hypothetical 5% Return	1,000.00	1,020.41	0.93	4.71

RiverPark Short Term High Yield Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,026.90	1.19	6.05
Hypothetical 5% Return	1,000.00	1,019.10	1.19	6.02

RiverPark Long/Short Opportunity Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,079.40	1.85%	$9.64
Hypothetical 5% Return	1,000.00	1,015.79	1.85	9.35

RiverPark Long/Short Opportunity Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,079.80	2.00	10.43
Hypothetical 5% Return	1,000.00	1,015.04	2.00	10.10

Riverpark/Next Century Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	905.00	1.15%	$2.79	**
Hypothetical 5% Return	1,000.00	1,019.30	1.15	5.82

Riverpark/Next Century Growth Fund — Retail Class Shares
Actual Fund Return	1,000.00	903.00	1.40	3.39	**
Hypothetical 5% Return	1,000.00	1,018.05	1.40	7.08

RiverPark Floating Rate CMBS Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,060.90	0.85%	$4.39
Hypothetical 5% Return	1,000.00	1,020.81	0.85	4.31

RiverPark Floating Rate CMBS Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,060.00	1.25	6.46
Hypothetical 5% Return	1,000.00	1,018.80	1.25	6.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 183/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 93/365 (to reflect the period since inception).

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited)

Approval of Investment Advisory and Sub-Advisory Agreement for the RiverPark/Next Century Growth Fund (in this section, the “Fund”)

At the May 16, 2023 meeting of the Board of Trustees, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had previously been provided to the Board, that described certain factors that the Board should consider with respect to the approval of the advisory and sub-advisory agreements for the Fund, including: (i) the nature, extent, and quality of services to be provided by the investment adviser and the sub-adviser, as appropriate, (ii) the investment performance of mutual funds with similar investment strategies, (iii) the proposed fees and estimated expenses under the investment advisory and sub-advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s anticipated profitability. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory and sub-advisory agreements and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory and sub-advisory agreements. Fund Counsel stated that to assist the Trustees in making a determination, comparative data (particularly as to fees and expenses and performance) for other mutual funds and peer groups was provided to the Trustees by the Adviser as part of the Board materials.

Executive Session of Independent Trustees

The Independent Trustees then met with Fund Counsel in executive session and considered, among other things, the adviser’s and the sub-adviser’s responses to the 15(c) questionnaires provided to them by Fund Counsel.

Investment Advisory Agreement Between RiverPark Advisors, LLC (the “Adviser”) and RiverPark Funds Trust

Nature, Extent and Quality of Service. The Trustees noted that the Adviser will provide trading, accounting, compliance, and marketing services to the Fund within the Trust. The Trustees reviewed the background information on the key personnel that will be responsible for advising the Fund, noting that the Adviser’s team has worked together for 20-25 years and has extensive experience and expertise in managing mutual funds and the operations of mutual funds. The Trustees indicated that they were satisfied with the experience of the Adviser’s employees that will be managing the Fund. The Trustees reviewed the Adviser’s plan with respect to risk management relating to the investment strategies of the Fund and the steps that will be used to mitigate the risks, including thoroughly researching investments and diversifying the Fund’s portfolio. The Trustees noted their comfort with the Adviser’s experience in supervising sub-advisory relationships. The Trustees concluded that the Adviser would provide a high-caliber quality of service to the Fund for the benefit of its shareholders.

Performance. The Trustees noted that the Adviser does not currently manage a comparable ETF, mutual fund or managed account with a performance track record for comparison. The Board noted that the Adviser did provide the performance of a custom peer group in the Board materials, which included mutual funds that employ a similar small-cap equity strategy. The Trustees noted that they were familiar with the capabilities of the Adviser with respect to the other mutual funds it managed. The Trustees concluded that Fund’s overall performance was expected to be satisfactory.

Fees and Expenses. The Trustees expressed that they had reviewed the advisory fee to be paid by the Fund and the comparative data provided by the Adviser for the Fund. They agreed that the advisory fee structure was fair and competitive in comparison to other comparable mutual funds as well as other accounts managed by the Adviser. The Trustees also took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses (exclusive of any, interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) to 1.40% and 1.15% of the average net assets of the Retail Class shares and the Institutional Class shares, respectively. After discussion, the Trustees concluded that the advisory fee to be paid to the Adviser by the Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees concluded that at current and projected asset levels for the initial term of the Advisory Agreement, economies of scale were not a consideration at this time but that the Trustees would consider whether economies of scale exist in the future.

Profitability. The Trustees considered the proposed profitability of the Adviser and whether such profits would be reasonable in light of the services to be provided to the Fund by the Adviser. The Trustees reviewed estimated profitability analyses prepared by the Adviser and concluded that, based on the estimated costs of launching and managing the Fund during its first year of operations, the anticipated profitability, if any, of the Adviser from its relationship with the Fund did not appear to be excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that the approval of the advisory agreement was in the best interests of the shareholders of the Fund. In considering the approval of the advisory agreement, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently.

Sub-Advisory Agreement by and among RiverPark Advisors, LLC, Next Century Growth Investors LLC (“Next Century” or the “Sub-Adviser”) and RiverPark Funds Trust

Nature, Extent, and Quality of Service. The Trustees noted that Next Century would provide portfolio management and trading services to the Fund. The Trustees noted that Next Century does not currently provide investment advisory or sub-advisory services to any of the existing series of the Trust. The Trustees reviewed materials provided by Next Century, including a description of Next Century’s trading process; an overview of the personnel that would perform services for the Fund and their background and experience; a summary of the financial condition of Next Century; Next Century’s compliance policies and procedures, including its business continuity and cybersecurity policies and a code of ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of Next Century’s compliance program; and information regarding Next Century’s compliance and regulatory history. The Trustees also considered Next Century’s experience managing accounts in the small-cap equity space. The Trustees discussed that they were comfortable with the strategies of the Fund and concluded that Next Century would deliver high quality service to the Fund and the Adviser for the benefit of the Fund’s shareholders.

Performance. The Trustees noted that Next Century does not currently manage a comparable ETF or mutual fund with a performance track record for comparison; however, it does manage accounts with investment strategies similar to those that will be employed by the Fund. The Trustees considered that Next Century provided annual performance information for a composite account over the prior ten-year period. The Trustees concluded that Fund’s overall performance was expected to be satisfactory.

Fees and Expenses. The Trustees discussed the sub-advisory fees to be paid to Next Century and the sub-advisory services to be provided by Next Century to the Fund. The Trustees noted that such sub-advisory fees will be paid by the Adviser and not the Fund. After discussion, the Trustees concluded that the proposed sub-advisory fee was not unreasonable with respect to the Fund.

Economies of Scale. The Trustees considered whether Next Century would realize economies of scale with respect to the Fund. The Trustees concluded that at current and projected asset levels for the initial term of the Sub-Advisory Agreement, economies of scale were not a consideration at this time but that the Trustees would consider whether economies of scale exist in the future.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Profitability. The Trustees considered the proposed profitability of Next Century and whether such profits would be reasonable in light of the services to be provided to the Fund by Next Century. The Trustees reviewed estimated profitability analyses prepared by Next Century and concluded that, based on the estimated costs of

Conclusion. Having requested and received such information from Next Century as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that the approval of the sub-advisory agreement was in the best interests of the shareholders of the Fund. In considering the approval of the sub-advisory agreement, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently.

Approval of Continuance of Investment Advisory and Sub-Advisory Agreements for each of the RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund and RiverPark Floating Rate CMBS Fund (in this section, each a “Fund” and collectively the “Funds”)

At the August 15, 2023 meeting of the Board of Trustees, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had previously been provided to the Board, that described certain factors that the Board should consider with respect to the continuation of the advisory and sub-advisory agreements, including: (i) the nature, extent, and quality of services to be provided by the investment adviser and the sub-advisers, as appropriate, (ii) the investment performance of the investment adviser and the sub-advisers, as appropriate, with respect to each Fund, (iii) the fees and expenses under the investment advisory and sub-advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreements and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory and sub-advisory agreements. Fund Counsel stated that to assist the Trustees in making a determination, comparative data (particularly as to fees and expenses and performance) for other mutual funds and peer groups was provided to the Trustees by the Adviser as part of the Board materials.

Executive Session of Independent Trustees

The Independent Trustees then met with Fund Counsel in executive session and considered, among other things, the Adviser’s and each sub-adviser’s responses to the 15(c) questionnaires provided to them by Fund Counsel.

The Amended and Restated Investment Advisory Agreement Dated February 14, 2012 Between RiverPark Advisors, LLC and RiverPark Funds Trust

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provided trading, accounting, compliance, and marketing services to each of the Funds within the Trust. They noted that the Adviser also provided portfolio management services to the Large Growth Fund, the Long/Short Opportunity Fund and the Floating Rate CMBS Fund. The Trustees reviewed the background information on the key personnel responsible for advising the Funds, noting that the Adviser’s team has worked together for 20-25 years and has extensive experience and expertise in managing mutual funds and the operations of mutual funds. The Trustees indicated that they were satisfied with the experience of the Adviser’s employees in managing each of the Funds and executing the Funds’ investment strategies. The Trustees reviewed the attention paid to risk management by the Adviser and sub-advisers relating to the investment strategies of the Funds and the steps used to mitigate the risks, including thoroughly researching investments and diversifying each portfolio over many holdings, with specific position limits in place for each Fund. The Trustees noted their comfort with the various steps taken by the Adviser when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from each sub-adviser regarding material compliance matters, description of the sub-adviser’s written annual compliance

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

review, material changes in each sub-adviser’s investment management process, material changes to how brokers are selected, and average commission rate, as well as other additional information. The Trustees concluded that the Adviser should continue to provide a high-caliber quality of service to each Fund for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of each Fund relative to its peer group, Morningstar category, and benchmark. With respect to the Funds for which the Adviser provided portfolio management services, the Trustees noted that for the year ended June 30, 2023: (i) the Large Growth Fund (Institutional Class) returned 30.74%, as compared to its benchmarks, Russell 1000 Growth Total Return Index and S&P 500 Total Return Index, which returned 27.11% and 19.59%, respectively, in the same period; (ii) the Long/Short Opportunity Fund (Institutional Class) returned 22.02%, as compared to its benchmarks, Morningstar Long/Short Equity Category and S&P 500 Total Return Index, which returned 6.46% and 19.59%, respectively, in the same period; and (iii) the Floating Rate CMBS Fund (Institutional Class) returned 8.35%, as compared to its benchmarks Bloomberg Barclays U.S. Investment-Grade CMBS Index and Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.86% and -0.94%, respectively, in the same period. The contributions of each of the two sub-advisers to the overall performance was also discussed with respect to the specific Funds that each such sub-adviser managed, and the Trustees noted that for the year ended June 30, 2023: (i) the Wedgewood Fund (Institutional Class) returned 19.56%, as compared to its benchmarks, Russell 1000 Growth Total Return Index and S&P 500 Total Return Index, which returned 27.11% and 19.59%, respectively, in the same period; and (ii) the Short Term High Yield Fund (Institutional Class) returned 5.09%, as compared to its benchmarks, ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, ICE BofA Merrill Lynch 1 Year U.S. Treasury Index and ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials, which returned 1.66%, 1.93% and 8.75%, respectively, in the same period. After further discussion, the Trustees concluded that each Fund’s overall performance was satisfactory any underperformance was being monitored and/or addressed.

Fees and Expenses. The Trustees expressed that they had reviewed the advisory fee paid by each Fund and the comparative data provided by the Adviser for each Fund. They agreed that the advisory fee structure was fair and competitive in comparison to other comparable mutual funds as well as other accounts managed by the Adviser. The Trustees also took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses (exclusive of any, interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses or extraordinary expenses) to varying amounts of average net assets depending on the Fund and share class. After discussion, the Trustees concluded that the advisory fee charged by each Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Economies of Scale. The Trustees considered whether each Fund and the Adviser had reached an asset level that suggested a sharing of certain economies. After discussion, the Trustees agreed that no revision to the existing fee structure was necessary at this time.

Profitability. The Trustees reviewed the Adviser’s financial statements. The Trustees noted that the Adviser was generally profitable for the year ended December 31, 2022. After a brief discussion, the Trustees concluded that the Adviser’s profitability on a Fund by Fund basis was not excessive with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of each Fund. In considering the advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of the advisory arrangement in prior years and on the Board’s ongoing regular review of each Fund’s performance and operations throughout the year.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Cohanzick Management, LLC (“Cohanzick”) and RiverPark Funds Trust, on behalf of the RiverPark Short Term High Yield Fund

Nature, Extent, and Quality of Service. The Trustees noted that Cohanzick provided portfolio management and trading services to the Short Term High Yield Fund. The Trustees recognized that Cohanzick’s investment approach was bottom up and credit specific. They noted that Cohanzick made buy and sell decisions, credit selection, credit review and analysis, and portfolio construction as part of the services it rendered. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Short Term High Yield Fund and were comfortable with their credentials. The Trustees discussed Cohanzick’s investment approach as a sub-adviser to the Short Term High Yield Fund. The Trustees noted that for the Short Term High Yield Fund, Cohanzick focused on principal preservation with income for an effective short-term holding period of three years or less. The Trustees discussed that they were comfortable with the strategies of the Fund and concluded that Cohanzick would continue to deliver high quality service to the Fund and the Adviser for the benefit of the Fund’s shareholders.

Performance. The Trustees reviewed the performance of the Short Term High Yield Fund relative to its peer group, Morningstar category and benchmark. The Trustees noted that for the year ended June 30, 2023, the Short Term High Yield Fund (Institutional Class) returned 5.09%, as compared to its benchmarks, ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, ICE BofA Merrill Lynch 1 Year U.S. Treasury Index and ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials, which returned 1.66%, 1.93% and 8.75%, respectively, in the same period. The Trustees noted that the Fund outperformed two of its three benchmarks and noted the contributions of Cohanzick to the overall performance of the Fund. After further discussion, the Trustees concluded that the Fund’s performance was consistent with expectations given the investment strategy and was overall reasonable. The Trustees concluded that Cohanzick should be retained as sub-adviser for the benefit of the Adviser, the Short Term High Yield Fund and its shareholders.

Fees and Expenses. The Trustees discussed the sub-advisory fees paid to Cohanzick and the sub-advisory services provided by Cohanzick to the Short Term High Yield Fund. The Trustees noted that such sub-advisory fees were paid by the Adviser and not the Fund. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to the Short Term High Yield Fund.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Cohanzick’s financial statements. The Trustees recognized that Cohanzick was profitable for the year ended June 30, 2023. The Trustees noted that Cohanzick was profitable in connection with the sub-advisory services provided to the Short Term High Yield Fund. After a discussion, the Trustees concluded that Cohanzick’s profitability with respect to the Fund was not excessive.

Conclusion .Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Short Term High Yield Fund. In considering the sub-advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of the sub-advisory arrangement in prior years and on the Board’s ongoing regular review of the Fund’s performance and operations throughout the year.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Wedgewood Partners, Inc. (“Wedgewood”) and the RiverPark Funds Trust

Nature, Extent, and Quality of Service. The Trustees noted that Wedgewood provided portfolio management services to the Wedgewood Fund. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Fund and were comfortable with their credentials. The Trustees discussed Wedgewood’s investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies, invested at compelling valuations as well as prudently diversified. The Trustees stated that they recognized that Wedgewood’s philosophy and process produced a portfolio that was routinely overweight relative to performance benchmark weightings. The Trustees discussed that they remained comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood should continue to deliver high-quality portfolio management services to the Fund for the benefit of the shareholders of the Fund and the Adviser.

Performance. The Trustees considered the investment performance for the Wedgewood Fund, noting that the Wedgewood Fund (Institutional Class) returned 19.56% for the year ended June 30, 2023, as compared to its benchmarks, Russell 1000 Growth Total Return Index and S&P 500 Total Return Index, which returned 27.11% and 19.59%, respectively, in the same period. The Trustees agreed that the sub-adviser was contributing to the overall returns of the Wedgewood Fund and they concluded that the performance was satisfactory.

Fees and Expenses. The Trustees discussed Wedgewood’s sub-advisory fee and noted that it was paid by the Adviser and not the Fund. They noted that the fee was in line with other investment advisory contracts Wedgewood had with its other clients. The Trustees recognized that the fee was also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to the Wedgewood Fund.

Economies of Scale.The Trustees considered whether it was likely that the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Wedgewood’s financial statements. The Trustees recognized that in the prior year Wedgewood had a slight loss from its relationship with the Wedgewood Fund, but that this slight loss did not impact Wedgewood’s overall profitability. They also noted that providing the sub-advisory services did not add materially to Wedgewood’s overall expenses or overhead which permitted Wedgewood to maintain its financial viability. After a brief discussion, the Trustees concluded that Wedgewood’s profitability was not excessive.

Conclusion. Having requested and received information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Wedgewood Fund. In considering the sub-advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of the sub-advisory arrangement in prior years and on the Board’s ongoing regular review of the Wedgewood Fund’s performance and operations throughout the year.

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”). The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 16, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The report covered the period from April 1, 2022 through March 31, 2023.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Concluded)

The Program Administrator’s report noted that the Funds are deemed to be Primarily Highly Liquid and thus are not subject to the requirement to establish a Highly Liquid Investment Minimum (“HLIM”). The report further noted no Fund breached the restriction on holding greater than 15% illiquid assets.

The report stated that, from a liquidity perspective, each Fund’s investment strategy is appropriate for an open-end fund and that no material changes have been made to the Program since its implementation. The report concluded that the Program was adequately designed and effectively implemented.

Further, the Funds did not experience any significant liquidity challenges during the period covered by this Annual Report, and the Funds were able to meet redemption requests without significant dilution to the remaining investors’ interests in the Funds.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”). The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 16, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The report covered the period from April 1, 2022 through March 31, 2023.

The Program Administrator’s report noted that the Funds are deemed to be Primarily Highly Liquid and thus are not subject to the requirement to establish a Highly Liquid Investment Minimum (“HLIM”). The report further noted no Fund breached the restriction on holding greater than 15% illiquid assets.

The report stated that, from a liquidity perspective, each Fund’s investment strategy is appropriate for an open-end fund and that no material changes have been made to the Program since its implementation. The report concluded that the Program was adequately designed and effectively implemented.

Further, the Funds did not experience any significant liquidity challenges during the period covered by this Annual Report, and the Funds were able to meet redemption requests without significant dilution to the remaining investors’ interests in the Funds.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2023, the Funds are designating the following items with regard to distributions paid during the year:

	Return of Capital	Long Term Capital Gains Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)
RiverPark Large Growth Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Wedgewood Fund	0.00%	98.68%	1.32%	100.00%	100.00%
RiverPark Short Term High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%
RiverPark Long/Short Opportunity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Riverpark/Next Century Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
RiverPark Floating Rate CMBS Fund	0.00%	0.00%	100.00%	100.00%	0.00%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
RiverPark Large Growth Fund	0.00%	0.00%	0.00%	0.00%
Wedgewood Fund	100.00%	0.00%	0.20%	100.00%
RiverPark Short Term High Yield Fund	0.00%	0.00%	89.81%	0.00%
RiverPark Long/Short Opportunity Fund	0.00%	0.00%	0.00%	0.00%
Riverpark/Next Century Growth Fund	0.00%	0.00%	0.00%	0.00%
RiverPark Floating Rate CMBS Fund	0.00%	0.00%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

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INVESTMENT ADVISER

RiverPark Advisors, LLC

156 West 56th Street, 17th Floor

New York, New York 10019

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

PRIME BROKER

Goldman Sachs & Co.

200 West Street, 3rd Floor

New York, New York 10282

TRANSFER AGENT

SS&C Global Investor & Distribution Solutions, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

ADMINISTRATOR

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FUND COUNSEL

Blank Rome LLP

1271 Avenue if the Americas

New York, New York 10020

This information must be preceded or accompanied by a

current prospectus for the Trust.

RPF-AR-001-1300

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no substantive amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a)(2) The audit committee financial experts, Ira Balsam and David Sachs, are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)-(d) Aggregate fees billed by Cohen & Co., Ltd. (the “Cohen & Co.”), to the Registrant for the fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the Registrant’s principal accountant were as follows:

		2023	2022
(a)	Audit Fees	$127,050	$127,050
(b)	Audit-Related Fees	$—	$750
(c)	Tax Fees	$25,000	$21,500
(d)	All Other Fees	$—	$—

Audit Fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees include amounts related to the preparation of the Registrant’s tax returns.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal years ended September 30, 2023 and September 30, 2022, All Other Fees relate to the review of the March 31, 2023 and March 31, 2022 Semi-Annual Reports.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

The Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which requires the Registrant’s Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the Registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, if the services relate directly to the Registrant’s operations and financial reporting.

(e)(2)	Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for Cohen & Co.:

	2023	2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, for non-audit services rendered to the Registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h)	During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to unlisted registrants.

Item 6. Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) The Registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act, as amended (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act, as amended (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RiverPark Funds Trust

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 7, 2023

By (Signature and Title)*	/s/ Andrew Metzger
Andrew Metzger
Chief Financial Officer and Treasurer

Date: December 7, 2023

*	Print the name and title of each signing officer under his or her signature.